Exhibit 99.2

2 Monogram Residential Trust, Inc.

Forward–Looking Statements 3 Financial Information Consolidated Balance Sheets 4 Proportionate Balance Sheet Information as of June 30, 2015 5 Proportionate Balance Sheet Information as of December 31, 2014 6 Consolidated Statements of Operations 7 Funds from Operations, Core FFO and Adjusted Core Funds from Operations 8 QTD Proportionate Operating Information and Reconciliation to FFO 9 YTD Proportionate Operating Information and Reconciliation to FFO 10 EBITDA Reconciliation 11 Portfolio Overview Geographic Regions 12 Summary of Number of Units and Communities 13 Summary of Operating Communities 14 Summary of Proportionate Share of Notes Receivable 17 Operating Performance Consolidated Net Operating Income 18 Reconciliation of Consolidated Net Operating Income 19 Consolidated QTD Net Operating Income by Geographic Region and Market 20 Consolidated YTD Net Operating Income by Geographic Region and Market 22 Consolidated QTD Operating Metrics by Geographic Region and Market 24 Proportionate QTD Net Operating Income by Geographic Region and Market 26 Proportionate YTD Net Operating Income by Geographic Region and Market 28 Consolidated and Proportionate Quarterly Stabilized Same Store Net Operating Income by Geographic Region and Market 30 Additional Operating Statistics 31 Consolidated QTD and YTD Comparisons of Same Store Operating Expenses 32 Proportionate Share QTD General Administrative and Corporate Property Management Expenses 33 Capital Deployment Summary of Developments 34 Development Cash Costs to Complete, Interest and Other Costs 35 Acquisition and Disposition Summary 36 Capital Expenditures - Same Store 37 Capitalization Debt Summary 38 Debt Detail by Multifamily Community 40 Sources of Funds Available 42 Equity Capitalization Preferred Stock, Common Stock and Common Stock Equivalents 43 Net Asset Value Road Map to Net Asset Value 44 Co-Investment Venture Partners Information on Joint Ventures 46 Definitions and other Explanatory Information 47 Table of Contents Second Quarter 2015 © 2015 Monogram Residential Trust, Inc. 2

Forward– Looking Statements Second Quarter 2015 This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. The following are some of the factors that could cause our actual results and its expectations to differ materially from those described in our forward-looking statements: we may abandon or defer development opportunities for a number of reasons, including changes in local market conditions which make development less desirable, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses; construction costs of a community may exceed our original estimates; we may not complete construction and lease-up of communities under development or redevelopment on schedule, resulting in increased interest costs and construction costs and a decrease in our expected rental revenues; occupancy rates and market rents may be adversely affected by competition and local economic and market conditions which are beyond our control; financing may not be available on favorable terms or at all, and our cash flows from operations and access to cost effective capital may be insufficient for the development of our pipeline which could limit our pursuit of opportunities; our cash flows may be insufficient to meet required payments of principal and interest, and we may be unable to refinance existing indebtedness or the terms of such refinancing may not be as favorable as the terms of existing indebtedness; and we may be unsuccessful in managing changes in our portfolio composition. Other important risk factors regarding our company are included under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and may be discussed in subsequent filings with the SEC. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. © 2015 Monogram Residential Trust, Inc. 3

(in thousands) (unaudited) June 30, 2015 December 31, 2014 Assets Real estate Land 398,108 $ 389,885 $ Buildings and improvements 2,046,896 2,033,819 2,445,004 2,423,704 Less: accumulated depreciation (304,804) (280,400) Net operating real estate 2,140,200 2,143,304 Construction in progress, including land 710,600 716,930 Total real estate, net 2,850,800 2,860,234 Assets associated with real estate held for sale 55,167 - Cash and cash equivalents 63,583 116,407 Tax like-kind exchange escrow 123,700 - Intangibles, net 18,622 21,485 Other assets, net 104,946 110,282 Total assets 3,216,818 $ 3,108,408 $ Liabilities Mortgages and notes payable 1,286,142 $ 1,186,481 $ Credit facility payable 133,000 10,000 Construction costs payable 73,744 75,623 Accounts payable and other liabilities 25,233 28,053 Deferred revenues, primarily lease revenues, net 18,230 18,955 Distributions payable 12,489 12,485 Tenant security deposits 4,800 4,586 Obligations associated with real estate held for sale 1,048 - Total liabilities 1,554,686 1,336,183 Redeemable, noncontrolling interests 29,935 32,012 Equity Preferred stock - - Common stock 17 17 1,434,461 1,492,799 Cumulative distributions and net loss (269,964) (293,350) Total equity attributable to common stockholders 1,164,514 1,199,466 Non-redeemable noncontrolling interests 467,683 540,747 Total equity 1,632,197 1,740,213 Total liabilities and equity 3,216,818 $ 3,108,408 $ Additional paid-in capital Financial Information Consolidated Balance Sheets © 2015 Monogram Residential Trust, Inc. 4

Financial Information
Proportionate Balance Sheet Information

(in thousands) (unaudited)

	As of June 30, 2015		
	Consolidated GAAP Balance Sheet	Noncontrolling Interests	Proportionate Balance Sheet
Assets			
Operating real estate	$ 2,445,004	$ (743,863)	$ 1,701,141
Less: accumulated depreciation	(304,804)	91,754	(213,050)
Net operating real estate	2,140,200	(652,109)	1,488,091
Construction in progress, including land	710,600	(305,403)	405,197
Total real estate, net	2,850,800	(957,512)	1,893,288
Assets associated with real estate held for sale	55,167	-	55,167
Cash and cash equivalents	63,583	(9,477)	54,106
Intangibles, net	18,622	(7,392)	11,230
Tax like-kind exchange escrow	123,700	-	123,700
Notes receivable	51,287	33,941	85,228
Other assets, net	53,659	(7,581)	46,078
Total assets	$ 3,216,818	$ (948,021)	$ 2,268,797
Liabilities			
Mortgages and notes payable	$ 1,286,142	$ (421,919)	$ 864,223
Credit facility payable	133,000	-	133,000
Construction costs payable	73,744	(31,360)	42,384
Accounts payable and other liabilities	25,233	(6,428)	18,805
Deferred revenues, primarily lease revenues, net	18,230	(8,126)	10,104
Distributions payable	12,489	-	12,489
Tenant security deposits	4,800	(1,428)	3,372
Obligations associated with real estate held for sale	1,048	-	1,048
Total liabilities	1,554,686	(469,261)	1,085,425
Redeemable, noncontrolling interests	29,935	(12,413)	17,522
Equity			
Preferred Stock	-	-	-
Common stock	17	-	17
Subsidiary preferred stock	-	1,336	1,336
Additional paid-in capital	1,434,461	-	1,434,461
Cumulative distributions and net loss	(269,964)	-	(269,964)
Total equity attributable to common stockholders	1,164,514	1,336	1,165,850
Non-redeemable noncontrolling interests	467,683	(467,683)	-
Total equity	1,632,197	(466,347)	1,165,850
Total liabilities and equity	$ 3,216,818	$ (948,021)	$ 2,268,797

© 2015 Monogram Residential Trust, Inc. 5

Financial Information
Proportionate Balance Sheet Information

(in thousands) (unaudited)

	As of December 31, 2014			
	Consolidated GAAP Balance Sheet	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Balance Sheet
Assets				
Operating real estate	$ 2,423,704	$ -	$ (855,954)	$ 1,567,750
Less: accumulated depreciation	(280,400)	-	100,587	(179,813)
Net operating real estate	2,143,304	-	(755,367)	1,387,937
Construction in progress, including land	716,930	-	(289,403)	427,527
Total real estate, net	2,860,234	-	(1,044,770)	1,815,464
Cash and cash equivalents	116,407	11	(19,053)	97,365
Intangibles, net	21,485	-	(7,834)	13,651
Investment in unconsolidated real estate joint venture	5,048	(5,048)	-	-
Notes receivable	59,750	2,430	(4,199)	57,981
Other assets, net	45,484	387	(11,022)	34,849
Total assets	$ 3,108,408	$ (2,220)	$ (1,086,878)	$ 2,019,310
Liabilities				
Mortgages and notes payable	$ 1,186,481	$ -	$ (491,494)	$ 694,987
Credit facility payable	10,000	-	-	10,000
Construction costs payable	75,623	-	(31,285)	44,338
Accounts payable and other liabilities	28,053	13	(5,670)	22,396
Deferred revenues, primarily lease revenues, net	18,955	24	(8,411)	10,568
Distributions payable	12,485	-	-	12,485
Tenant security deposits	4,586	-	(1,625)	2,961
Total liabilities	1,336,183	37	(538,485)	797,735
Redeemable, noncontrolling interests	32,012	-	(11,001)	21,011
Stockholders' Equity				
Preferred Stock	-	-	-	-
Common stock	17	-	-	17
Subsidiary preferred stock	-	12	1,086	1,098
Additional paid-in capital	1,492,799	-	-	1,492,799
Cumulative distributions and net loss	(293,350)	-	-	(293,350)
Total equity attributable to common stockholders	1,199,466	12	1,086	1,200,564
Non-redeemable noncontrolling interests	540,747	(2,269)	(538,478)	-
Total equity	1,740,213	(2,257)	(537,392)	1,200,564
Total liabilities and equity	$ 3,108,408	$ (2,220)	$ (1,086,878)	$ 2,019,310

© 2015 Monogram Residential Trust, Inc. 6

Financial Information
Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Rental revenues	$ 59,105	$ 51,048	$ 115,748	$ 101,229
Expenses:				
Property operating expenses	16,279	13,896	31,954	26,937
Real estate taxes	8,799	7,413	17,368	14,566
Asset management fees	-	1,963	-	3,842
General and administrative expenses	4,708	3,549	9,484	6,910
Acquisition expenses	151	-	151	(17)
Transition expenses	-	5,131	-	5,650
Investment and other development expenses	3,384	218	3,615	465
Interest expense	6,673	4,939	12,670	10,270
Depreciation and amortization	26,080	23,325	51,460	46,302
Total expenses	66,074	60,434	126,702	114,925
Interest income	2,763	2,650	5,360	5,096
Loss on early extinguishment of debt	-	-	-	(230)
Equity in income of investments in unconsolidated real estate joint ventures	64	189	250	393
Other income (expense)	13	(324)	38	(123)
Loss from continuing operations before gain on sale of real estate	(4,129)	(6,871)	(5,306)	(8,560)
Gain on sale of real estate	48,602	-	48,602	16,167
Net income (loss)	44,473	(6,871)	43,296	7,607
Net (income) loss attributable to non-redeemable noncontrolling interests	4,724	95	5,070	(6,955)
Net income (loss) available to the Company	49,197	(6,776)	48,366	652
Dividends to preferred stockholders	(1)	(2)	(3)	(3)
Net income (loss) attributable to common stockholders	$ 49,196	$ (6,778)	$ 48,363	$ 649
Weighted average number of common shares outstanding - basic	166,541	168,857	166,525	168,786
Weighted average number of common shares outstanding - diluted	167,202	169,096	167,155	169,008
Basic and diluted earnings (loss) per common share	$ 0.29	$ (0.04)	$ 0.29	$ -

© 2015 Monogram Residential Trust, Inc. 7

(in thousands, except per share amounts) (unaudited) 2015 2014 2015 2014 FFO: Net income (loss) attributable to common stockholders 49,196 $ (6,778) $ 48,363 $ 649 $ Add (deduct) NAREIT defined adjustments - our share: Real estate depreciation and amortization 17,557 14,706 33,486 29,149 Gain on sale of real estate (48,602) - (48,602) (8,965) Impairment expense 3,128 - 3,128 - FFO 21,279 7,928 36,375 20,833 Add (deduct) adjustments to arrive at Core FFO - our share: Loss on early extinguishment of debt - - - 128 Transition expenses - 5,131 - 5,650 Loss on derivative fair value adjustment 3 106 19 167 Acquisition expenses (including start up expenses) 174 - 183 (17) Fair value adjustments related to business combinations 36 250 36 250 Core FFO 21,492 13,415 36,613 27,011 Add (deduct) adjustments to arrive at Adjusted Core FFO ("AFFO") - our share: Recurring capital expenditures (527) (365) (885) (605) Straight-line rents 113 134 197 265 Stock compensation expense 600 208 1,138 380 AFFO 21,678 $ 13,392 $ 37,063 27,051 Weighted average number of common shares outstanding - basic 166,541 168,857 166,525 168,786 Weighted average number of common shares outstanding - diluted 167,202 169,096 167,155 169,008 Per common share amounts - basic and diluted: Net (income) loss attributable to common stockholders 0.29 $ (0.04) $ 0.29 $ - $ FFO 0.13 $ 0.04 $ 0.22 $ 0.12 $ Core FFO 0.13 $ 0.08 $ 0.22 $ 0.16 $ AFFO 0.13 $ 0.08 $ 0.22 $ 0.16 $ June 30, June 30, Financial Information Three Months Ended Six Months Ended Funds from Operations ("FFO"), Core FFO and Adjusted Core Funds from Operations ("AFFO") © 2015 Monogram Residential Trust, Inc. 8

Financial Information
Proportionate QTD Operating Information and Reconciliation to FFO

(in thousands, except per share amounts) (unaudited)

	Three Months Ended June 30, 2015				Three Months Ended June 30, 2014			
	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount
Rental revenues	$ 59,329	$ -	$ (17,820)	$ 41,509	$ 51,289	$ -	$ (17,504)	$ 33,785
Property operating expenses:								
Property operating expenses (including real estate taxes)	23,659	-	(7,647)	16,012	19,106	-	(6,531)	12,575
Net operating income - FFO Defined	35,670	-	(10,173)	25,497	32,183	-	(10,973)	21,210
Fee income:								
Asset management fees	-	-	388	388	-	-	372	372
Property management fees	-	-	663	663	-	-	-	-
Disposition fee	-	-	990	990	-	-	118	118
Promoted interest payment	-	-	3,505	3,505	-	-	-	-
Total fee income	-	-	5,546	5,546	-	-	490	490
Other:								
General and administrative expenses	(4,156)	(1)	76	(4,081)	(3,342)	(13)	19	(3,336)
Corporate property management expenses	(1,714)	-	(31)	(1,745)	(2,182)	-	710	(1,472)
Asset management expenses	-	-	-	-	(1,963)	-	-	(1,963)
Acquisition expenses (including start up expenses)	(192)	-	18	(174)	(23)	-	23	-
Transition expenses	-	-	-	-	(5,131)	-	-	(5,131)
Straight-line rents	(224)	-	111	(113)	(242)	-	108	(134)
Stock compensation expense	(600)	-	-	(600)	(208)	-	-	(208)
Investment and other development expenses	(256)	-	106	(150)	(217)	-	87	(130)
Interest expense	(6,673)	-	1,598	(5,075)	(4,939)	-	1,771	(3,168)
Interest income	2,763	34	146	2,943	2,650	110	(171)	2,589
Equity in income of investments in unconsolidated real estate joint ventures	64	(64)	-	-	189	(189)	-	-
Fair value adjustments related to business combinations	(36)	-	-	(36)	(250)	-	-	(250)
Derivative fair value adjustment	(5)	-	2	(3)	(117)	-	11	(106)
Other income	54	3	135	192	45	9	11	65
Dividends to preferred stockholders	(87)	-	34	(53)	(79)	(1)	37	(43)
Depreciation and amortization related to non-real estate assets	(1,065)	-	196	(869)	(612)	-	127	(485)
Total other adjustments	(12,127)	(28)	2,391	(9,764)	(16,421)	(84)	2,733	(13,772)
FFO	$ 23,543	$ (28)	$ (2,236)	$ 21,279	$ 15,762	$ (84)	$ (7,750)	$ 7,928

Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., straight-line rents, corporate property management expenses, stock compensation expense, etc.)

© 2015 Monogram Residential Trust, Inc. 9

Financial Information
Proportionate YTD Operating Information and Reconciliation to FFO

(in thousands, except per share amounts) (unaudited)

	Six Months Ended June 30, 2015				Six Months Ended June 30, 2014			
	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount
Rental revenues	$ 116,166	$ -	$ (37,453)	$ 78,713	$ 101,711	$ -	$ (34,714)	$ 66,997
Property operating expenses:								
Property operating expenses (including real estate taxes)	46,100	-	(15,388)	30,712	37,400	-	(12,708)	24,692
Net operating income - FFO Defined	70,066	-	(22,065)	48,001	64,311	-	(22,006)	42,305
Fee income:								
Asset management fees	-	-	813	813	-	-	702	702
Property management fees	-	-	1,391	1,391	-	-	-	-
Disposition fees	-	-	990	990	-	-	118	118
Promoted interest payment			3,505	3,505	-	-	-	-
Total fee income	-	-	6,699	6,699	-	-	820	820
Other:								
General and administrative expenses	(8,437)	(8)	258	(8,187)	(6,531)	(18)	350	(6,199)
Corporate property management expenses	(3,485)	-	(39)	(3,524)	(4,082)	-	1,397	(2,685)
Asset management expenses	-	-	-	-	(3,842)	-	-	(3,842)
Acquisition expenses (including start up expenses)	(204)	-	21	(183)	(6)	-	23	17
Transition expenses	-	-	-	-	(5,650)	-	-	(5,650)
Straight-line rents	(418)	-	221	(197)	(482)	-	217	(265)
Stock compensation expense	(1,138)	-	-	(1,138)	(380)	-	-	(380)
Investment and other development expenses	(487)	-	203	(284)	(465)	-	130	(335)
Interest expense	(12,670)	-	3,750	(8,920)	(10,270)	-	3,722	(6,548)
Interest income	5,360	135	26	5,521	5,096	219	(330)	4,985
Loss on early extinguishment of debt	-	-	-	-	(230)	-	102	(128)
Equity in income of investments in unconsolidated real estate joint ventures	250	(250)	-	-	393	(393)	-	-
Fair value adjustments related to business combinations	(36)	-	-	(36)	(250)	-	-	(250)
Derivative fair value adjustment	(23)		4	(19)	(181)	-	14	(167)
Other income (expense)	97	13	286	396	309	19	(149)	179
Dividends to preferred stockholders	(172)	(1)	70	(103)	(154)	(2)	69	(87)
Depreciation and amortization related to non-real estate assets	(2,032)	-	381	(1,651)	(1,166)	-	229	(937)
Total other adjustments	(23,395)	(111)	5,181	(18,325)	(27,891)	(175)	5,774	(22,292)
FFO	$ 46,671	$ (111)	$ (10,185)	$ 36,375	$ 36,420	$ (175)	$ (15,412)	$ 20,833

Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., straight-line rents, corporate property management expenses, stock compensation expense, etc.).

© 2015 Monogram Residential Trust, Inc. 10

Financial Information
EBITDA Reconciliation

(in thousands) (unaudited)

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Reconciliation of loss from continuing operations to Adjusted EBITDA:				
Loss from continuing operations before gain on sale of real estate - Consolidated	$ (4,129)	$ (6,871)	$ (5,306)	$ (8,560)
Depreciation and amortization (2)	26,323	23,568	51,947	46,789
Interest expense (1)	6,201	4,326	11,499	9,051
Loss on early extinguishment of debt	-	-	-	230
Acquisition expenses	151	-	151	(17)
Transition expenses	-	5,131	-	5,650
Impairment related to development	3,128	-	3,128	-
Fair value adjustments related to business combinations	36	250	36	250
Loss on derivative fair value adjustment	5	117	23	181
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	87	79	172	154
Adjusted EBITDA - Consolidated	**$ 31,802**	**$ 26,600**	**$ 61,478**	**$ 53,574**
Loss from continuing operations before gain on sale of real estate - Proportionate Share	$ (3,049)	$ (6,919)	$ (4,027)	$ (8,557)
Depreciation and amortization (2)	18,561	15,434	35,406	30,672
Interest expense (1)	4,603	2,555	7,890	5,329
Loss on early extinguishment of debt	-	-	-	128
Acquisition expenses	151	-	151	(17)
Transition expenses	-	5,131	-	5,650
Impairment related to development	3,128	-	3,128	-
Fair value adjustments related to business combinations	36	250	36	250
Loss on derivative fair value adjustment	3	106	19	167
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	53	43	103	87
Adjusted EBITDA - Proportionate Share	**$ 23,485**	**$ 16,600**	**$ 42,706**	**$ 33,709**

	Consolidated Three Months Ended June 30,		Proportionate Share Three Months Ended June 30,		Consolidated Six Months Ended June 30,		Proportionate Share Six Months Ended June 30,	
(1) **Reconciliation of interest expense:**	2015	2014	2015	2014	2015	2014	2015	2014
Contractual interest expense	$ 11,338	$ 9,606	$ 7,695	$ 5,775	$ 21,934	$ 19,059	$ 14,152	$ 11,503
Less: Capitalized interest	(4,687)	(4,663)	(2,796)	(2,880)	(9,445)	(8,773)	(5,667)	(5,494)
Mortgage premium amortization	(450)	(617)	(296)	(340)	(990)	(1,234)	(594)	(680)
Plus: Credit facility and other finance fees	472	613	472	613	1,171	1,219	1,030	1,219
Interest expense for GAAP	6,673	4,939	5,075	3,168	12,670	10,270	8,920	6,548
Less: Credit facility and other finance fees	(472)	(613)	(472)	(613)	(1,171)	(1,219)	(1,030)	(1,219)
EBITDA interest adjustment	$ 6,201	$ 4,326	$ 4,603	$ 2,555	$ 11,499	$ 9,051	$ 7,890	$ 5,329
(2) **Reconciliation of depreciation and amortization expense:**								
Depreciation and amortization expense for GAAP	$ 26,080	$ 23,325	$ 18,427	$ 15,300	$ 51,460	$ 46,302	$ 35,138	$ 30,404
Plus: Purchase accounting intangible expense	243	243	134	134	487	487	268	268
EBITDA depreciation and amortization adjustment	$ 26,323	$ 23,568	$ 18,561	$ 15,434	$ 51,947	$ 46,789	$ 35,406	$ 30,672

© 2015 Monogram Residential Trust, Inc. 11

Southern California 5 / 2 Northern California 5 / 2 Texas 10 / 2 Nevada 2 / 0 Florida 3 / 2 New England 4 / 1 Georgia 1 / 1 Operating (39 communities) Development (11 communities) Portfolio Overview Geographic Regions as of June 30, 2015 Mid-Atlantic 5 / 1 Note: Excludes 5 debt investments © 2015 Monogram Residential Trust, Inc. 12 Colorado 4 / 0

Portfolio Overview
Summary of Number of Units and Communities

	Total Units		Total Communities	
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Equity Investments:				
Stabilized				
Wholly owned	3,304	1,673	11	6
Wholly owned sold in 2015	-	298	-	1
Consolidated joint ventures	6,841	7,182	26	26
Total Stabilized	**10,145**	**9,153**	**37**	**33**
Lease up (including operating communities and developments in lease up)				
Consolidated joint ventures	1,391	907	5	3
Total Lease up (including developments in lease up)	**1,391**	**907**	**5**	**3**
Developments under Construction and Pre-development				
Consolidated joint ventures	2,413	4,553	7	15
Total Developments under Construction and Pre-development	**2,413**	**4,553**	**7**	**15**
Land Held for Future Development				
Consolidated Joint Venture	N/A	N/A	1	1
Total Communities - Equity Investments	**13,949**	**14,613**	**50**	**52**
Debt Investments:				
Mezzanine Loans - Development, Lease up, and Stabilized				
Wholly Owned	1,864	1,069	5	3
Unconsolidated joint venture	-	444	-	1
Total Communities - Debt Investments	**1,864**	**1,513**	**5**	**4**
Total Communities - Equity and Debt Investments	**15,813**	**16,126**	55	56
Total Wholly Owned	5,168	2,742	16	9
Total Wholly Owned Sold in 2015	-	298	-	1
Total Consolidated Joint Ventures	10,645	12,642	39	45
Total Unconsolidated Joint Ventures	-	444	-	1
Total Communities - Equity and Debt Investments	**15,813**	**16,126**	**55**	**56**

© 2015 Monogram Residential Trust, Inc. 13

Portfolio Overview
Summary of Operating Communities
as of June 30, 2015

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on YTD 2015 Same Store NOI
Same Store Communities:					
Wholly owned					
Skye 2905 [1]	Denver, CO	55%	2010	400	
Consolidated joint ventures					
4550 Cherry Creek	Denver, CO	55%	2004	288	
7166 at Belmar	Lakewood, CO	55%	2008	308	
Colorado Totals				**996**	**13.7%**
Wholly owned					
The District Universal Boulevard [1]	Orlando, FL	55%	2009	425	
Consolidated joint ventures					
Satori	Fort Lauderdale, FL	55%	2010	279	
Florida Totals				**704**	**7.7%**
Wholly owned					
The Reserve at La Vista Walk	Atlanta, GA	100%	2008	283	
Georgia Totals				**283**	**2.8%**
Wholly owned					
The Cameron [1]	Silver Spring, MD	55%	2010	325	
Consolidated joint ventures					
55 Hundred	Arlington, VA	55%	2010	234	
Bailey's Crossing	Alexandria, VA	55%	2010	414	
Burrough's Mill	Cherry Hill, NJ	55%	2004	308	
The Lofts at Park Crest	McLean, VA	55%	2008	131	
Mid-Atlantic Totals				**1,412**	**19.1%**
Consolidated joint ventures					
The Venue	Clark County, NV	55%	2009	168	
Veritas [1]	Henderson, NV	52%	2011	430	
Nevada Totals				**598**	**4.4%**
Wholly owned					
Pembroke Woods	Pembroke, MA	100%	2006	240	
Stone Gate [1]	Marlborough, MA	55%	2007	332	
Consolidated joint ventures					
West Village	Mansfield, MA	55%	2008	200	
New England Totals				**772**	**8.5%**
Wholly owned					
Acappella	San Bruno, CA	100%	2010	163	
Consolidated joint ventures					
Acacia on Santa Rosa Creek	Santa Rosa, CA	55%	2003	277	
Argenta	San Francisco, CA	55%	2008	179	
Renaissance (Phase I)	Concord, CA	55%	2008	132	
Northern California Totals				**751**	**14.8%**

(Table continued on next page; See page 16 for footnotes)

© 2015 Monogram Residential Trust, Inc. 14

Portfolio Overview
Summary of Operating Communities
as of June 30, 2015

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on YTD 2015 Same Store NOI
Same Store Communities (continued):					
Consolidated joint ventures					
Calypso Apartments and Lofts	Irvine, CA	55%	2008	177	
Forty55 Lofts	Marina del Rey, CA	55%	2010	140	
The Gallery at NoHo Commons	Los Angeles, CA	55%	2008	438	
San Sebastian	Laguna Woods, CA	55%	2010	134	
Southern California Totals				**889**	**14.8%**
Wholly owned					
Allegro [2]	Addison, TX	100%	2013	393	
Grand Reserve [3]	Dallas, TX	74%	2009	149	
Consolidated joint ventures					
Briar Forest Lofts	Houston, TX	55%	2008	352	
Eclipse	Houston, TX	55%	2009	330	
Fitzhugh Urban Flats	Dallas, TX	55%	2009	452	
Texas Totals				**1,676**	**14.5%**
Total Same Store Communities			**2009**	**8,081**	**100%**
Stabilized / Non-Comparable Communities:					
Consolidated joint venture					
The Franklin Delray	Delray Beach, FL	55%	2013	180	
Florida Totals				**180**	
Wholly owned					
Vara	San Francisco, CA	100%	2013	202	
Northern California Totals				**202**	
Consolidated joint venture					
Blue Sol	Costa Mesa, CA	100%	2014	113	
Southern California Totals				**113**	
Wholly owned					
Uptown Post Oak [4]	Houston, TX	100%	2008	392	
Consolidated joint ventures					
4110 Fairmount	Dallas, TX	55%	2014	299	
Arpeggio Victory Park	Dallas, TX	55%	2014	377	
Muse Museum District	Houston, TX	55%	2014	270	
Allusion West University	Houston, TX	55%	2014	231	
Texas Totals				**1,569**	
Total Stabilized / Non-Comparable Communities			**2013**	**2,064**	

(Table continued on next page; See page 16 for footnotes)

© 2015 Monogram Residential Trust, Inc. 15

Portfolio Overview
Summary of Operating Communities
as of June 30, 2015

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on YTD 2015 Same Store NOI
Lease Up (including operating communities and developments in lease up)[3]					
Consolidated joint venture					
Point 21	Denver, CO	55%	2015	212	
Colorado Totals				212	
Consolidated joint venture					
Everly	Wakefield, MA	55%	2014	186	
New England Totals				186	
Consolidated joint venture					
Cyan on Peachtree	Atlanta, GA	55%	N/A	329	
Georgia Totals				329	
Consolidated joint ventures					
The Verge	San Diego, CA	70%	N/A	444	
Southern California Totals				444	
Consolidated joint venture					
SEVEN	Austin, TX	55%	N/A	220	
Texas Totals				220	
Total Lease up Communities			2015	1,391	
Total Operating Communities			2010	11,536	

(1) Acquired noncontrolling interest from PGGM in May 2015. For all but Veritas, we now own 100%. For Veritas, our effective ownership is 100% and based on contributed capital is 93.5%. We continue to report these communities as same store.

(2) During 2013, we completed the development of the second phase of Allegro which added an additional 121 units. The property was initially completed in 2010.

(3) These are communities included in the GAAP presentation in land, building and improvements except Cyan on Peachtree, The Verge and SEVEN which is partially included in land, buildings and improvements and the remaining balance is reflected in construction in progress on the consolidated balance sheet.

(4) Uptown Post Oak is held for sale as of June 30, 2015 and sold in July 2015.

© 2015 Monogram Residential Trust, Inc. 16

Portfolio Overview

Summary of Proportionate Share of Notes Receivable

(dollars in thousands) (unaudited)

as of June 30, 2015

Community	Location	Ownership	Total Commitment	Proportionate Share Contractual Principal Balance (1)(2)	Proportionate Share Contractual Accrued Interest	Maturity Date	Interest Rate (3)
Jefferson at One Scottsdale	Scottsdale, AZ	100%	$ 22,712	$ 22,712	$ 5,698	12/7/2015	14.5%
Kendall Square	Miami Dade County, FL	100%	12,300	12,300	3,765	1/16/2016	15.0%
Jefferson Center	Richardson, TX	100%	14,989	14,989	2,751	9/4/2016	15.0%
Jefferson at Stonebriar	Frisco, TX	100%	16,735	2,114	4	6/25/2018	15.0%
Jefferson at Riverside	Irving, TX	100%	10,436	-	-	6/30/2018	15.0%
Our Proportionate Share			**$ 77,172**	**$ 52,115**	**$ 12,218**		**14.8%**

(1) Excludes certain GAAP consolidated costs, primarily related to accrued interest, deferred income and loan origination costs.

(2) In addition to the note receivables presented in the table are short-term, interest bearing, bridge notes receivable made to our CO-JVs, secured by the related multifamily communities and total $34 million.

(3) The interest rate is calculated on a weighted average based on the contractual principal balance including only recurring interest. Excluded from the interest rate are fees paid at initial closing or final payment.

© 2015 Monogram Residential Trust, Inc. 17

Operating Performance
Consolidated Net Operating Income

(dollars in thousands) (unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2015	2014	Growth	2015	2014	Growth
Rental revenue						
Same Store	$ 45,137	$ 43,170	4.6%	$ 89,149	$ 85,924	3.8%
Properties sold [(1)]	4,096	4,392	N/A	8,523	9,104	N/A
Acquisition	2,118	1,907	N/A	4,236	3,767	N/A
Developments	7,754	1,579	N/A	13,840	2,434	N/A
Total rental revenue	**59,105**	**51,048**	**15.8%**	**115,748**	**101,229**	**14.3%**
Property operating expenses, including real estate taxes						
Same Store	15,943	15,400	3.5%	32,124	30,442	5.5%
Properties sold [(1)]	1,666	1,611	N/A	3,322	3,425	N/A
Acquisition	728	667	N/A	1,386	1,290	N/A
Developments	4,979	1,450	N/A	8,915	2,264	N/A
Total property operating expenses, including real estate taxes	**23,316**	**19,128**	**21.9%**	**45,747**	**37,421**	**22.2%**
NOI						
Same Store	29,194	27,770	5.1%	57,025	55,482	2.8%
Properties sold [(1)]	2,430	2,781	N/A	5,201	5,679	N/A
Acquisition	1,390	1,240	N/A	2,850	2,477	N/A
Developments	2,775	129	N/A	4,925	170	N/A
Total NOI	**$ 35,789**	**$ 31,920**	**12.1%**	**$ 70,001**	**$ 63,808**	**9.7%**
Number of operating communities (including Lease ups) as of June 30						
Same Store	29	29	-			
Acquisition	1	1	-			
Properties sold [(1)]	1	2	(1)			
Developments	11	5	6			
Total operating communities	**42**	**37**	**5**			

(1) Also includes operating results related to Uptown Post Oak, the multifamily community held for sale as of June 30, 2015 and sold in July 2015. Uptown Post Oak is not included in same store for all periods.

© 2015 Monogram Residential Trust, Inc. 18

(in thousands) (unaudited) 2015 2014 2015 2014 Reconciliation of net income (loss) to Same Store Net Operating Income: Net income (loss) 44,473 $ (6,871) $ 43,296 $ 7,607 $ Adjustments to reconcile net income (loss) to Net Operating Income: Corporate property management expenses 1,762 2,182 3,576 4,082 General and administrative expenses 4,708 3,549 9,484 6,910 Asset management expenses - 1,963 - 3,842 Transition expenses - 5,131 - 5,650 Interest expense 6,673 4,939 12,670 10,270 Depreciation and amortization 26,080 23,325 51,460 46,302 Interest income (2,763) (2,650) (5,360) (5,096) Gain on sale of real estate (48,602) - (48,602) (16,167) Investment and other development expenses 3,384 218 3,615 465 Other, net 74 134 (138) (57) Net Operating Income 35,789 31,920 70,001 63,808 Less: non-comparable Rental revenue (13,968) (7,878) (26,599) (15,305) Property operating expenses, including real estate taxes 7,373 3,728 13,623 6,979 Same Store Net Operating Income 29,194 $ 27,770 $ 57,025 $ 55,482 $ Plus: additional same store communities effective April 1, 2014 Rental revenue 3,175 2,865 N/A N/A Property operating expenses, including real estate taxes (1,125) (1,005) N/A N/A Quarterly Stabilized Same Store Net Operating Income 31,244 $ 29,630 $ N/A N/A June 30, June 30, Operating Performance Three Months Ended Six Months Ended Reconciliation of Consolidated Net Operating Income © 2015 Monogram Residential Trust, Inc. 19

Operating Performance

Consolidated QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	QTD 2Q 2015	QTD 2Q 2014	% Change	QTD 2Q 2015	QTD 2Q 2014	% Change	QTD 2Q 2015	QTD 2Q 2014	% Change
Same Store									
Colorado									
Denver	$ 5,483	$ 5,125	7.0%	$ 1,558	$ 1,520	2.5%	$ 3,925	$ 3,605	8.9%
Colorado Total	5,483	5,125	7.0%	1,558	1,520	2.5%	3,925	3,605	8.9%
Florida									
North Florida	1,680	1,594	5.4%	563	527	6.8%	1,117	1,067	4.7%
South Florida	1,888	1,823	3.6%	768	717	7.1%	1,120	1,106	1.3%
Florida Total	3,568	3,417	4.4%	1,331	1,244	7.0%	2,237	2,173	2.9%
Georgia									
Atlanta	1,353	1,269	6.6%	568	495	14.7%	785	774	1.4%
Georgia Total	1,353	1,269	6.6%	568	495	14.7%	785	774	1.4%
Mid-Atlantic									
Washington D.C.	7,333	7,452	-1.6%	2,459	2,566	-4.2%	4,874	4,886	-0.2%
Philadelphia	1,547	1,512	2.3%	720	733	-1.8%	827	779	6.2%
Mid-Atlantic Total	8,880	8,964	-0.9%	3,179	3,299	-3.6%	5,701	5,665	0.6%
Nevada									
Las Vegas	1,920	1,829	5.0%	644	635	1.4%	1,276	1,194	6.9%
Nevada Total	1,920	1,829	5.0%	644	635	1.4%	1,276	1,194	6.9%
New England									
Boston	3,952	3,696	6.9%	1,272	1,226	3.8%	2,680	2,470	8.5%
New England Total	3,952	3,696	6.9%	1,272	1,226	3.8%	2,680	2,470	8.5%
Northern California									
San Francisco	6,224	5,689	9.4%	1,973	1,820	8.4%	4,251	3,869	9.9%
Northern California Total	6,224	5,689	9.4%	1,973	1,820	8.4%	4,251	3,869	9.9%
Southern California									
Los Angeles	6,235	5,827	7.0%	2,024	1,925	5.1%	4,211	3,902	7.9%
Southern California Total	6,235	5,827	7.0%	2,024	1,925	5.1%	4,211	3,902	7.9%
Texas									
Dallas	4,654	4,475	4.0%	2,021	2,020	0.0%	2,633	2,455	7.3%
Houston	2,868	2,879	-0.4%	1,373	1,216	12.9%	1,495	1,663	-10.1%
Texas Total	7,522	7,354	2.3%	3,394	3,236	4.9%	4,128	4,118	0.2%
Total Same Store	**45,137**	**43,170**	**4.6%**	**15,943**	**15,400**	**3.5%**	**29,194**	**27,770**	**5.1%**

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 20

Operating Performance

Consolidated QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	QTD 2Q 2015	QTD 2Q 2014	% Change	QTD 2Q 2015	QTD 2Q 2014	% Change	QTD 2Q 2015	QTD 2Q 2014	% Change
Stabilized Non-Comparable									
Florida									
South Florida	1,057	958	N/A	397	338	N/A	660	620	N/A
Florida Total	1,057	958	N/A	397	338	N/A	660	620	N/A
Northern California									
San Francisco	2,118	1,907	N/A	728	667	N/A	1,390	1,240	N/A
Northern California Total	2,118	1,907	N/A	728	667	N/A	1,390	1,240	N/A
Southern California									
Los Angeles	729	-	N/A	338	-	N/A	391	-	N/A
Southern California Total	729	-	N/A	338	-	N/A	391	-	N/A
Texas									
Dallas	2,657	245	N/A	1,297	637	N/A	1,360	(392)	N/A
Houston	4,280	2,433	N/A	2,015	1,244	N/A	2,265	1,189	N/A
Texas Total	6,937	2,678	N/A	3,312	1,881	N/A	3,625	797	N/A
Total Stabilized Non-Comparable	10,841	5,543	96%	4,775	2,886	65%	6,066	2,657	128%
Lease up (includes operating and development communities)									
Colorado	279	-	N/A	374	-	N/A	(95)	-	N/A
Georgia	133	-	N/A	405	-	N/A	(272)	-	N/A
New England	527	-	N/A	351	-	N/A	176	-	N/A
Southern California	1	-	N/A	112	-	N/A	(111)	-	N/A
Texas	145	-	N/A	373	-	N/A	(228)	-	N/A
Total Lease up	1,085	-	N/A	1,615	-	N/A	(530)	-	N/A
Dispositions and other non-lease up developments	2,042	2,335	N/A	983	842	N/A	1,059	1,493	N/A
Total Portfolio	$ 59,105	$ 51,048	15.8%	$ 23,316	$ 19,128	21.9%	$ 35,789	$ 31,920	12.1%

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© 2015 Monogram Residential Trust, Inc. 21

Operating Performance

Consolidated YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	YTD 2Q 2015	YTD 2Q 2014	% Change	YTD 2Q 2015	YTD 2Q 2014	% Change	YTD 2Q 2015	YTD 2Q 2014	% Change
Same Store									
Colorado									
Denver	$ 10,916	$ 10,132	7.7%	$ 3,120	$ 3,030	3.0%	$ 7,796	$ 7,102	9.8%
Colorado Total	10,916	10,132	7.7%	3,120	3,030	3.0%	7,796	7,102	9.8%
Florida									
North Florida	3,330	3,166	5.2%	1,139	1,053	8.2%	2,191	2,113	3.7%
South Florida	3,678	3,647	0.9%	1,498	1,422	5.3%	2,180	2,225	-2.0%
Florida Total	7,008	6,813	2.9%	2,637	2,475	6.5%	4,371	4,338	0.8%
Georgia									
Atlanta	2,687	2,526	6.4%	1,112	984	13.0%	1,575	1,542	2.1%
Georgia Total	2,687	2,526	6.4%	1,112	984	13.0%	1,575	1,542	2.1%
Mid-Atlantic									
Washington D.C.	14,388	15,024	-4.2%	5,124	5,078	0.9%	9,264	9,946	-6.9%
Philadelphia	3,049	2,989	2.0%	1,444	1,462	-1.2%	1,605	1,527	5.1%
Mid-Atlantic Total	17,437	18,013	-3.2%	6,568	6,540	0.4%	10,869	11,473	-5.3%
Nevada									
Las Vegas	3,770	3,623	4.1%	1,282	1,248	2.7%	2,488	2,375	4.8%
Nevada Total	3,770	3,623	4.1%	1,282	1,248	2.7%	2,488	2,375	4.8%
New England									
Boston	7,772	7,293	6.6%	2,952	2,617	12.8%	4,820	4,676	3.1%
New England Total	7,772	7,293	6.6%	2,952	2,617	12.8%	4,820	4,676	3.1%
Northern California									
San Francisco	12,290	11,240	9.3%	3,865	3,564	8.4%	8,425	7,676	9.8%
Northern California Total	12,290	11,240	9.3%	3,865	3,564	8.4%	8,425	7,676	9.8%
Southern California									
Los Angeles	12,350	11,642	6.1%	3,925	3,746	4.8%	8,425	7,896	6.7%
Southern California Total	12,350	11,642	6.1%	3,925	3,746	4.8%	8,425	7,896	6.7%
Texas									
Dallas	9,177	8,902	3.1%	4,028	3,853	4.5%	5,149	5,049	2.0%
Houston	5,742	5,740	0.0%	2,635	2,385	10.5%	3,107	3,355	-7.4%
Texas Total	14,919	14,642	1.9%	6,663	6,238	6.8%	8,256	8,404	-1.8%
Total Same Store	**89,149**	**85,924**	**3.8%**	**32,124**	**30,442**	**5.5%**	**57,025**	**55,482**	**2.8%**

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 22

Operating Performance

Consolidated YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	YTD 2Q 2015	YTD 2Q 2014	% Change	YTD 2Q 2015	YTD 2Q 2014	% Change	YTD 2Q 2015	YTD 2Q 2014	% Change
Stabilized Non-Comparable									
Florida									
South Florida	2,073	1,719	N/A	788	719	N/A	1,285	1,000	N/A
Florida Total	2,073	1,719	N/A	788	719	N/A	1,285	1,000	N/A
Northern California									
San Francisco	4,236	3,767	N/A	1,386	1,290	N/A	2,850	2,477	N/A
Northern California Total	4,236	3,767	N/A	1,386	1,290	N/A	2,850	2,477	N/A
Southern California									
Los Angeles	1,151	-	N/A	703	-	N/A	448	-	N/A
Southern California Total	1,151	-	N/A	703	-	N/A	448	-	N/A
Texas									
Dallas	4,858	276	N/A	2,579	855	N/A	2,279	(579)	N/A
Houston	8,402	4,591	N/A	3,949	2,234	N/A	4,453	2,357	N/A
Texas Total	13,260	4,867	N/A	6,528	3,089	N/A	6,732	1,778	N/A
Total Stabilized Non-Comparable	20,720	10,353	100%	9,405	5,098	84%	11,315	5,255	115%
Lease up (includes operating and development communities)									
Colorado	353	-	N/A	587	-	N/A	(234)	-	N/A
Georgia	138	-	N/A	476	-	N/A	(338)	-	N/A
New England	826	-	N/A	718	-	N/A	108	-	N/A
Southern California	3	-	N/A	136	-	N/A	(133)	-	N/A
Texas	154	-	N/A	490	-	N/A	(336)	-	N/A
Total Lease up	1,474	-	N/A	2,407	-	N/A	(933)	-	N/A
Dispositions and other non-lease up developments	4,405	4,952	N/A	1,811	1,881	N/A	2,594	3,071	N/A
Total Portfolio	$ 115,748	$ 101,229	14.3%	$ 45,747	$ 37,421	22.2%	$ 70,001	$ 63,808	9.7%

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© 2015 Monogram Residential Trust, Inc. 23

Operating Performance

Consolidated QTD Operating Metrics by Geographic Region and Market

	Units	Operating Margin		Operating Margin		Period End Occupancy		Weighted Average Occupancy		Monthly Rental Revenue Per Unit [1]	
	QTD 2Q 2015	QTD 2Q 2015	QTD 2Q 2014	YTD 2Q 2015	YTD 2Q 2014	QTD 2Q 2015	QTD 2Q 2014	QTD 2Q 2015	QTD 2Q 2014	QTD 2Q 2015	QTD 2Q 2014
Same Store											
Colorado											
Denver		71.6%	70.3%	71.4%	70.1%	95.7%	95.8%	94.8%	94.8%	$ 1,797	$ 1,684
Colorado Total	996	**71.6%**	**70.3%**	**71.4%**	**70.1%**	**95.7%**	**95.8%**	**94.8%**	**94.8%**	**1,797**	**1,684**
Florida											
North Florida		66.5%	66.9%	65.8%	66.7%	96.5%	93.9%	95.7%	95.1%	1,213	1,161
South Florida		59.3%	60.7%	59.3%	61.0%	95.7%	95.3%	95.8%	94.4%	2,171	2,173
Florida Total	704	**62.7%**	**63.6%**	**62.4%**	**63.7%**	**96.2%**	**94.5%**	**95.7%**	**94.8%**	**1,592**	**1,562**
Georgia											
Atlanta		58.0%	61.0%	58.6%	61.0%	96.8%	94.3%	96.8%	96.5%	1,426	1,385
Georgia Total	283	**58.0%**	**61.0%**	**58.6%**	**61.0%**	**96.8%**	**94.3%**	**96.8%**	**96.5%**	**1,426**	**1,385**
Mid-Atlantic											
Washington D.C.		66.5%	65.6%	64.4%	66.2%	95.6%	92.7%	94.8%	92.9%	2,096	2,172
Philadelphia		53.5%	51.5%	52.6%	51.1%	95.5%	96.1%	95.8%	95.8%	1,614	1,573
Mid-Atlantic Total	1,412	**64.2%**	**63.2%**	**62.3%**	**63.7%**	**95.5%**	**93.4%**	**95.0%**	**93.6%**	**1,991**	**2,041**
Nevada											
Las Vegas		66.5%	65.3%	66.0%	65.6%	97.0%	92.1%	96.4%	92.8%	1,037	1,020
Nevada Total	598	**66.5%**	**65.3%**	**66.0%**	**65.6%**	**97.0%**	**92.1%**	**96.4%**	**92.8%**	**1,037**	**1,020**
New England											
Boston		67.8%	66.8%	62.0%	64.1%	97.3%	97.4%	98.2%	96.6%	1,625	1,551
New England Total	772	**67.8%**	**66.8%**	**62.0%**	**64.1%**	**97.3%**	**97.4%**	**98.2%**	**96.6%**	**1,625**	**1,551**
Northern California											
San Francisco		68.3%	68.0%	68.6%	68.3%	95.9%	95.6%	97.0%	97.2%	2,720	2,495
Northern California Total	751	**68.3%**	**68.0%**	**68.6%**	**68.3%**	**95.9%**	**95.6%**	**97.0%**	**97.2%**	**2,720**	**2,495**
Southern California											
Los Angeles		67.5%	67.0%	68.2%	67.8%	96.2%	94.9%	95.9%	94.9%	2,219	2,125
Southern California Total	889	**67.5%**	**67.0%**	**68.2%**	**67.8%**	**96.2%**	**94.9%**	**95.9%**	**94.9%**	**2,219**	**2,125**
Texas											
Dallas		56.6%	54.9%	56.1%	56.7%	95.7%	93.0%	95.8%	94.5%	1,569	1,532
Houston		52.1%	57.8%	54.1%	58.4%	94.9%	94.1%	94.0%	94.7%	1,358	1,370
Texas Total	1,676	54.9%	56.0%	55.3%	57.4%	95.4%	93.5%	95.1%	94.6%	1,483	1,466
Total Same Store	**8,081**	**64.7%**	**64.3%**	**64.0%**	**64.6%**	**96.0%**	**94.5%**	**95.8%**	**94.9%**	**$ 1,794**	**$ 1,742**

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 24

Operating Performance

Consolidated QTD Operating Metrics by Geographic Region and Market

	Units	Operating Margin		Operating Margin		Period End Occupancy		Weighted Average Occupancy		Monthly Rental Revenue Per Unit [1]	
	QTD 2Q 2015	QTD 2Q 2015	QTD 2Q 2014	YTD 2Q 2015	YTD 2Q 2014	QTD 2Q 2015	QTD 2Q 2014	QTD 2Q 2015	QTD 2Q 2014	QTD 2Q 2015	QTD 2Q 2014
Stabilized Non-Comparable											
Florida											
South Florida		62.4%	N/A	62.0%	N/A	97.8%	99.4%	97.8%	98.1%	1,816	N/A
Florida Total	180	62.4%	N/A	62.0%	N/A	97.8%	99.4%	97.8%	98.1%	1,816	N/A
Northern California											
San Francisco		65.6%	N/A	67.3%	N/A	97.0%	97.0%	97.5%	96.5%	3,473	N/A
Northern California Total	202	65.6%	N/A	67.3%	N/A	97.0%	97.0%	97.5%	96.5%	3,473	N/A
Southern California											
Los Angeles		53.6%	N/A	38.9%	N/A	97.4%	N/A	95.9%	N/A	2,479	N/A
Southern California Total	113	53.6%	N/A	38.9%	N/A	97.4%	N/A	95.9%	N/A	2,479	N/A
Texas											
Dallas		51.2%	N/A	46.9%	N/A	97.3%	27.8%	92.2%	12.2%	1,542	N/A
Houston		52.9%	N/A	53.0%	N/A	95.3%	55.8%	93.5%	49.9%	1,764	N/A
Texas Total	1,569	52.3%	N/A	50.8%	N/A	96.2%	43.7%	92.9%	33.7%	1,668	N/A
Total Stabilized Non-Comparable	2,064	56.0%	N/A	54.6%	N/A	96.5%	51.4%	94.0%	43.6%	1,902	N/A
Lease up (includes operating and development communities)											
Colorado	212	N/A	N/A	N/A	N/A	60.4%	N/A	40.9%	0.0%	N/A	N/A
New England	186	N/A	N/A	N/A	N/A	81.7%	N/A	58.4%	0.0%	N/A	N/A
Georgia	329	N/A	N/A	N/A	N/A	24.6%	N/A	8.9%	0.0%	N/A	N/A
Southern California	444	N/A	N/A	N/A	N/A	1.6%	N/A	0.0%	0.0%	N/A	N/A
Texas	220	N/A	N/A	N/A	N/A	26.8%	N/A	13.9%	0.0%	N/A	N/A
Total Lease up	1,391	N/A	N/A	N/A	N/A	30.7%	N/A	18.4%	0.0%	N/A	N/A

(1) Monthly rental revenue per unit is only provided for communities that are stabilized as of the end of the period. Monthly rental revenue per unit is not meaningful prior to stabilization.

© 2015 Monogram Residential Trust, Inc. 25

Operating Performance

Proportionate QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	QTD 2Q 2015	QTD 2Q 2014	% Change	QTD 2Q 2015	QTD 2Q 2014	% Change	QTD 2Q 2015	QTD 2Q 2014	% Change
Same Store [1]									
Colorado									
Denver	$ 3,970	$ 3,710	7.0%	$ 1,100	$ 1,071	2.7%	$ 2,870	$ 2,639	8.8%
Colorado Total	3,970	3,710	7.0%	1,100	1,071	2.7%	2,870	2,639	8.8%
Florida									
North Florida	1,680	1,594	5.4%	563	527	6.8%	1,117	1,067	4.7%
South Florida	1,047	1,011	3.6%	426	397	7.3%	621	614	1.1%
Florida Total	2,727	2,605	4.7%	989	924	7.0%	1,738	1,681	3.4%
Georgia									
Atlanta	1,353	1,269	6.6%	568	495	14.7%	785	774	1.4%
Georgia Total	1,353	1,269	6.6%	568	495	14.7%	785	774	1.4%
Mid-Atlantic									
Washington D.C.	4,967	5,032	-1.3%	1,629	1,718	-5.2%	3,338	3,314	0.7%
Philadelphia	851	831	2.4%	396	403	-1.7%	455	428	6.3%
Mid-Atlantic Total	5,818	5,863	-0.8%	2,025	2,121	-4.5%	3,793	3,742	1.4%
Nevada									
Las Vegas	1,689	1,614	4.6%	551	543	1.5%	1,138	1,071	6.3%
Nevada Total	1,689	1,614	4.6%	551	543	1.5%	1,138	1,071	6.3%
New England									
Boston	3,449	3,221	7.1%	1,116	1,074	3.9%	2,333	2,147	8.7%
New England Total	3,449	3,221	7.1%	1,116	1,074	3.9%	2,333	2,147	8.7%
Northern California									
San Francisco	4,077	3,718	9.7%	1,296	1,192	8.7%	2,781	2,526	10.1%
Northern California Total	4,077	3,718	9.7%	1,296	1,192	8.7%	2,781	2,526	10.1%
Southern California									
Los Angeles	3,434	3,209	7.0%	1,115	1,061	5.1%	2,319	2,148	8.0%
Southern California Total	3,434	3,209	7.0%	1,115	1,061	5.1%	2,319	2,148	8.0%
Texas									
Dallas	3,846	3,711	3.6%	1,656	1,645	0.7%	2,190	2,066	6.0%
Houston	1,577	1,584	-0.4%	755	669	12.9%	822	915	-10.2%
Texas Total	5,423	5,295	2.4%	2,411	2,314	4.2%	3,012	2,981	1.0%
Total Same Store	**31,940**	**30,504**	**4.7%**	**11,171**	**10,795**	**3.5%**	**20,769**	**19,709**	**5.4%**

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 26

Operating Performance

Proportionate QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	QTD 2Q 2015	QTD 2Q 2014	% Change	QTD 2Q 2015	QTD 2Q 2014	% Change	QTD 2Q 2015	QTD 2Q 2014	% Change
Stabilized Non-Comparable									
Florida									
South Florida	586	531	N/A	220	188	N/A	366	343	N/A
Florida Total	586	531	N/A	220	188	N/A	366	343	N/A
Northern California									
San Francisco	2,118	1,907	N/A	728	667	N/A	1,390	1,240	N/A
Northern California Total	2,118	1,907	N/A	728	667	N/A	1,390	1,240	N/A
Southern California									
Los Angeles	729	-	N/A	338	-	N/A	391	-	N/A
Southern California Total	729	-	N/A	338	-	N/A	391	-	N/A
Texas									
Dallas	1,473	136	N/A	719	353	N/A	754	(217)	N/A
Houston	3,289	2,265	N/A	1,517	1,055	N/A	1,772	1,210	N/A
Texas Total	4,762	2,401	N/A	2,236	1,408	N/A	2,526	993	N/A
Total Stabilized Non-Comparable	8,195	4,839	69%	3,522	2,263	56%	4,673	2,576	81%
Lease up (includes operating and development communities)									
Colorado	154	-	N/A	207	-	N/A	(53)	-	N/A
New England	292	-	N/A	195	-	N/A	97	-	N/A
Georgia	74	-	N/A	225	-	N/A	(151)	-	N/A
Southern California	2	-	N/A	78	-	N/A	(76)	-	N/A
Texas	80	-	N/A	207	-	N/A	(127)	-	N/A
Total Lease up	602	-	N/A	912	-	N/A	(310)	-	N/A
Dispositions and other non-lease up developments	2,042	2,335	N/A	886	824	N/A	1,156	1,511	N/A
Total Portfolio	$ 42,779	$ 37,678	13.5%	$ 16,491	$ 13,882	18.8%	$ 26,288	$ 23,796	10.5%

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

(1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM. As we already owned these multifamily communities, we continue to report them as same store. The numbers above are presented as if we had owned them 100% for both reporting years.

© 2015 Monogram Residential Trust, Inc. 27

Operating Performance

Proportionate YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	YTD 2Q 2015	YTD 2Q 2014	% Change	YTD 2Q 2015	YTD 2Q 2014	% Change	YTD 2Q 2015	YTD 2Q 2014	% Change
Same Store [1]									
Colorado									
Denver	$ 7,921	$ 7,338	7.9%	$ 2,200	$ 2,122	3.7%	$ 5,721	$ 5,216	9.7%
Colorado Total	7,921	7,338	7.9%	2,200	2,122	3.7%	5,721	5,216	9.7%
Florida									
North Florida	3,330	3,166	5.2%	1,139	1,053	8.2%	2,191	2,113	3.7%
South Florida	2,039	2,022	0.8%	831	788	5.5%	1,208	1,234	-2.1%
Florida Total	5,369	5,188	3.5%	1,970	1,841	7.0%	3,399	3,347	1.6%
Georgia									
Atlanta	2,687	2,526	6.4%	1,112	984	13.0%	1,575	1,542	2.1%
Georgia Total	2,687	2,526	6.4%	1,112	984	13.0%	1,575	1,542	2.1%
Mid-Atlantic									
Washington D.C.	9,711	10,132	-4.2%	3,421	3,406	0.4%	6,290	6,726	-6.5%
Philadelphia	1,677	1,644	2.0%	794	804	-1.2%	883	840	5.1%
Mid-Atlantic Total	11,388	11,776	-3.3%	4,215	4,210	0.1%	7,173	7,566	-5.2%
Nevada									
Las Vegas	3,314	3,197	3.7%	1,098	1,067	2.9%	2,216	2,130	4.0%
Nevada Total	3,314	3,197	3.7%	1,098	1,067	2.9%	2,216	2,130	4.0%
New England									
Boston	6,784	6,364	6.6%	2,610	2,321	12.5%	4,174	4,043	3.2%
New England Total	6,784	6,364	6.6%	2,610	2,321	12.5%	4,174	4,043	3.2%
Northern California									
San Francisco	8,054	7,346	9.6%	2,544	2,332	9.1%	5,510	5,014	9.9%
Northern California Total	8,054	7,346	9.6%	2,544	2,332	9.1%	5,510	5,014	9.9%
Southern California									
Los Angeles	6,801	6,411	6.1%	2,161	2,063	4.8%	4,640	4,348	6.7%
Southern California Total	6,801	6,411	6.1%	2,161	2,063	4.8%	4,640	4,348	6.7%
Texas									
Dallas	7,574	7,379	2.6%	3,285	3,151	4.3%	4,289	4,228	1.4%
Houston	3,158	3,157	0.0%	1,449	1,312	10.4%	1,709	1,845	-7.4%
Texas Total	10,732	10,536	1.9%	4,734	4,463	6.1%	5,998	6,073	-1.2%
Total Same Store	63,050	60,682	3.9%	22,644	21,403	5.8%	40,406	39,279	2.9%

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 28

Operating Performance

Proportionate YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	YTD 2Q 2015	YTD 2Q 2014	% Change	YTD 2Q 2015	YTD 2Q 2014	% Change	YTD 2Q 2015	YTD 2Q 2014	% Change
Stabilized Non-Comparable									
Florida									
South Florida	1,150	954	N/A	437	399	N/A	713	555	N/A
Florida Total	1,150	954	N/A	437	399	N/A	713	555	N/A
Northern California									
San Francisco	4,236	3,767	N/A	1,386	1,290	N/A	2,850	2,477	N/A
Northern California Total	4,236	3,767	N/A	1,386	1,290	N/A	2,850	2,477	N/A
Southern California									
Los Angeles	1,150	-	N/A	703	-	N/A	447	-	N/A
Southern California Total	1,150	-	N/A	703	-	N/A	447	-	N/A
Texas									
Dallas	2,694	153	N/A	1,430	474	N/A	1,264	(321)	N/A
Houston	6,494	4,395	N/A	2,975	1,958	N/A	3,519	2,437	N/A
Texas Total	9,188	4,548	N/A	4,405	2,432	N/A	4,783	2,116	N/A
Total Stabilized Non-Comparable	15,724	9,269	70%	6,931	4,121	68%	8,793	5,148	71%
Lease up (includes operating and development communities)									
Colorado	195	-	N/A	326	-	N/A	(131)	-	N/A
New England	458	-	N/A	398	-	N/A	60	-	N/A
Georgia	77	-	N/A	264	-	N/A	(187)	-	N/A
Southern California	2	-	N/A	96	-	N/A	(94)	-	N/A
Texas	85	-	N/A	272	-	N/A	(187)	-	N/A
Total Lease up	817	-	N/A	1,356	-	N/A	(539)	-	N/A
Dispositions and other non-lease up developments	4,405	4,597	N/A	1,697	1,673	N/A	2,708	2,924	N/A
Total Portfolio	$ 83,996	$ 74,548	12.7%	$ 32,628	$ 27,197	20.0%	$ 51,368	$ 47,351	8.5%

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

(1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM. As we already owned these multifamily communities, we continue to report them as same store. The numbers above are presented as if we had owned them 100% for both reporting years.

© 2015 Monogram Residential Trust, Inc. 29

Operating Performance

Consolidated and Proportionate Quarterly Stabilized Same Store Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Units	Rental Revenue			Property Operating Expenses			Net Operating Income		
		QTD 2Q 2015	QTD 2Q 2014	% Change	QTD 2Q 2015	QTD 2Q 2014	% Change	QTD 2Q 2015	QTD 2Q 2014	% Change
Consolidated										
Same Store (per page 20)	8,081	$ 45,137	$ 43,170	4.6%	$ 15,943	$ 15,400	3.5%	$ 29,194	$ 27,770	5.1%
Additional Same Store Communities effective April 1, 2014										
Florida										
South Florida	180	1,057	958	10.3%	397	338	17.5%	660	620	6.5%
Northern California										
San Francisco	202	2,118	1,907	11.1%	728	667	9.1%	1,390	1,240	12.1%
Total Consolidated Quarterly Stabilized Same Store	**8,463**	**$ 48,312**	**$ 46,035**	**4.9%**	**$ 17,068**	**$ 16,405**	**4.0%**	**$ 31,244**	**$ 29,630**	**5.4%**
Proportionate										
Same Store (per page 26)	8,081	$ 31,940	$ 30,504	4.7%	$ 11,171	$ 10,795	3.5%	$ 20,769	$ 19,709	5.4%
Additional Same Store Communities effective April 1, 2014										
Florida										
South Florida	180	586	531	10.4%	220	188	17.0%	366	343	6.7%
Northern California										
San Francisco	202	2,118	1,907	11.1%	728	667	9.1%	1,390	1,240	12.1%
Total Proportionate Quarterly Stabilized Same Store	**8,463**	**$ 34,644**	**$ 32,942**	**5.2%**	**$ 12,119**	**$ 11,650**	**4.0%**	**$ 22,525**	**$ 21,292**	**5.8%**

Note: The data presented above displays the results of our Same Store portfolio for Same Store communities as of April 1, 2014. For 2Q, we added two additional multifamily communities to our Same Store communities increasing the total to 31.

© 2015 Monogram Residential Trust, Inc. 30

QTD YTD 2Q 2015 2Q 2015 Washington DC 16.1% 15.6% Los Angeles 11.2% 11.5% San Francisco 13.4% 13.6% Denver 13.8% 14.2% Houston 4.0% 4.2% Dallas 10.5% 10.6% Boston 11.2% 10.3% Las Vegas 5.4% 5.5% North Florida 5.4% 5.4% South Florida 3.0% 3.0% Atlanta 3.8% 3.9% Philadelphia 2.2% 2.2% 100% 100% Operating Performance Additional Operating Statistics Percentage of Same Store Portfolio Based on Same Store Proportionate NOI by Market © 2015 Monogram Residential Trust, Inc. 31

(dollars in thousands) (unaudited) Same Store -Calendar Year Properties Detailed Comparison by Major Operating Expense Categories Onsite management 513 $ 14.0% 945 $ 13.1% Marketing 144 27.1% 164 15.2% Maintenance, including expensed turnover costs (2) 104 3.9% 484 9.5% Utilities (61) -3.6% (52) -1.5% Insurance (12) -2.2% 123 11.0% Real estate taxes (111) -1.8% 52 0.4% Other (34) -31.5% (34) -17.1% Total Operating Expenses 543 $ 3.5% 1,682 $ 5.5% (1) A positive percent change represents an increase in expense and a negative percent change represents a decrease in expense. (2) YTD Dollar change includes snow removal and winter related expenses of $191, accounting for approximately 3.7% of the 9.5% maintenance increase and 0.6% of the 5.5% total increase. Operating Performance Dollar Change Q2 2015 Compared to Q2 2014 Percent Change Q2 2015 Compared to Q2 2014 (1) Dollar Change YTD Q2 2015 Compared to YTD Q2 2014 Percent Change YTD Q2 2015 Compared to YTD Q2 2014 (1) Consolidated QTD and YTD Comparisons of Same Store Operating Expenses © 2015 Monogram Residential Trust, Inc. 32

(dollars in thousands) (unaudited) Proportionate Share: Total General and administrative and corporate property management expenses 4,081 $ 1,745 $ 5,826 $ 23,304 $ Less: Asset management and property management fee income (388) (663) (1,051) (4,204) Net Expenses 3,693 1,082 4,775 19,100 Net Expenses as percentage of Total Consolidated Revenue 6.2% 1.8% 8.1% 8.0% Net Expenses as percentage of Total Consolidated Gross Assets 0.10% 0.03% 0.13% 0.53% For the Three Months Ended June 30, 2015 Operating Performance Proportionate Share QTD General Administrative and Corporate Property Management Expenses General and Administrative Expenses Corporate Property Management Expenses Total Expenses Annualized Total Expenses Note: Effective June 30, 2014, we completed our transition to a fully integrated self-managed company. Accordingly, expenses and offsetting fee income are only meaningful for the current quarter and annualized. Total consolidated gross assets, which add back accumulated depreciation and amortization, is included as a benchmark as it is representative of the Company's assets under management. © 2015 Monogram Residential Trust, Inc. 33

Capital Deployment
Summary of Developments
as of June 30, 2015

(dollars in thousands) (unaudited)

Community	Ownership %	Actual/ Estimated Units	Actual/ Estimated Construction Start Date	Actual/ Estimated Date First Units	Actual/ Estimated Completion Date [1]	Actual/ Estimated Stabilization Date [1]	Estimated Economic Cost per Unit	Occupancy	Percent Complete	Our Proportionate Share: Estimated Total Economic Costs	Our Proportionate Share: Economic Costs Incurred as of 06/30/2015	Our Proportionate Share: Projected NOI Yield at Stabilization
Operating Communities Stabilized During Current Quarter or in Lease Up [2]												
Everly - Wakefield, MA	55.5%	186	2Q 2013	3Q 2014	4Q 2014	3Q 2015	$ 239,785	82%	100%	$ 24,731	$ 24,669	7.1%
Point 21 - Denver, CO	55.5%	212	1Q 2013	4Q 2014	2Q 2015	4Q 2015	224,280	60%	95%	26,365	25,139	5.9%
Total Stabilized During the Current Qtr or in Lease Up		**398**					**231,526**	**70%**	**97%**	**51,096**	**49,808**	**6.5%**
Developments in Lease Up												
SEVEN - Austin, TX	55.5%	220	4Q 2012	2Q 2015	3Q 2015	1Q 2016	260,706	27%	95%	31,804	30,256	7.0%
Cyan on Peachtree - Atlanta, GA	55.5%	329	4Q 2013	2Q 2015	3Q 2015	3Q 2016	205,713	25%	97%	37,528	36,440	7.9%
The Verge - San Diego, CA	70.3%	444	4Q 2013	3Q 2015	1Q 2016	2Q 2017	276,653	2%	80%	86,352	68,755	6.1%
Total Developments in Lease Up		**993**					**249,616**	**37%**	**87%**	**155,684**	**135,451**	**6.8%**
Construction												
Zinc - Cambridge, MA	55.5%	392	2Q 2013	3Q 2015	4Q 2015	1Q 2017	462,316	N/A	93%	100,491	93,456	5.8%
SoMa - Miami, FL	55.5%	418	4Q 2013	3Q 2015	4Q 2015	4Q 2016	235,182	N/A	86%	54,511	46,939	6.2%
On Mission Lofts - San Francisco, CA	55.5%	121	2Q 2014	4Q 2015	4Q 2015	2Q 2016	537,782	N/A	74%	36,082	26,850	4.8%
The Alexan - Dallas, TX	49.9%	365	3Q 2013	3Q 2015	1Q 2016	4Q 2016	247,560	N/A	78%	45,098	34,993	6.4%
Nouvelle - Tysons Corner, VA	55.5%	461	4Q 2013	3Q 2015	2Q 2016	2Q 2017	421,329	N/A	74%	107,702	79,903	6.2%
Uptown Delray - Del Ray Beach, FL	55.5%	146	4Q 2014	3Q 2016	4Q 2016	2Q 2017	278,812	N/A	36%	22,572	8,188	6.3%
Total Construction		**1,903**					**352,025**	**N/A**	**79%**	**366,456**	**290,329**	**6.0%**
Pre-development												
Huntington Beach - Huntington Beach, CA [3]	65.4%	510	3Q 2015	1Q 2017	1Q 2018	3Q 2018	320,385	N/A	22%	106,780	24,024	6.4%
Total Pre-development		**510**					**320,385**	**N/A**	**22%**	**106,780**	**24,024**	**6.4%**
Land Held for Future Development												
Renaissance Phase II - Concord, CA	55.0%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,462	N/A
Total Developments		**3,804**					**$ 317,431**		**73%**	**$ 680,016**	**$ 505,074**	**6.3%**

(1) The estimated completion and stabilization dates are primarily based on contractual arrangements adjusted for certain events (e.g., weather delays, labor availability and change orders).
(2) These are communities included in the GAAP presentation in land, buildings and improvements but that are still in lease up or stabilized during the current quarter and still have some remaining development costs.
(3) The ownership percentage for Huntington Beach is based upon the economics assuming completion of the development.

© 2015 Monogram Residential Trust, Inc. 34

(dollars in thousands) (unaudited) As of June 30, 2015 Estimated Development Cash Costs to Complete: Proportionate Share: Estimated Total Economic Costs (page 34) $ 680,016 Less: Costs incurred (excluding land held for development) (499,612) Plus: Net accrued and unpaid estimated economic costs (including retainage, construction payables and construction escrows) 47,097 Total Estimated Development Cash Costs to Complete 227,501 $ Total Estimated Development Cash Costs to Complete by Funding Source Construction loan draws (53% related to binding loan commitments) (1) 203,928 $ Other, including cash and our existing credit facilities 23,573 Total Estimated Development Cash Costs to Complete 227,501 $ (1) Expect to obtain loan commitments for the remainder. 2015 2014 2015 2014 Other Development Costs: Proportionate Share: Capitalized Development Costs: Interest 2,796 $ 2,880 $ 5,667 $ 5,494 $ Real estate taxes 678 1,407 1,510 1,608 Direct overhead 172 103 383 321 Total Capitalized Development Costs 3,646 $ 4,390 $ 7,560 $ 7,423 $ Development Related Costs (Expensed): NOI and development expenses (604) $ (379) $ (967) $ (611) $ Interest expense (106) - (168) - Total Development Costs (Expensed) (710) $ (379) $ (1,135) $ (611) $ Six Months Ended June 30, Capital Deployment Development Cash Costs to Complete, Interest and Other Costs Three Months Ended June 30, © 2015 Monogram Residential Trust, Inc. 35

Capital Deployment

Acquisition and Disposition Summary

(dollars in thousands, except costs per unit) (unaudited)

as of June 30, 2015

Communities Acquired	Location	Number of Units	Purchase Price per Unit	Purchase Price 100%	Purchase Price Our Share	Assumed Debt	Assumed Debt Our Share
2015							
PGGM Buyout (1)	Various (1)	2,061	$ 253,194	$ 521,833	$ 224,629	$ 249,357	$ 106,944
2013							
Vara	San Francisco, CA	202	538,119	108,700	108,700	-	-
Total		2,263	$ 278,627	$ 630,533	$ 333,329	$ 249,357	$ 106,944

Communities Sold	Location	Number of Units	Gross Sales Price per Unit	Gross Sales Price 100%	Our Share	Gross Book Value at Time of Sale
2015						
Burnham Pointe	Chicago, IL	298	$ 422,819	$ 126,000	$ 126,000	$ 88,533
Shady Grove (2)	Rockville, MD	366	N/A	38,465	38,465	38,415
2014						
Tupelo Alley	Portland, OR	188	281,144	52,855	29,308	39,930
2013						
Grand Reserve Orange	Orange, CT	168	210,119	35,300	35,300	25,747
Halstead	Houston, TX	301	144,502	43,495	23,922	33,336
Cyan/PDX	Portland, OR	352	272,017	95,750	52,663	81,610
The Reserve at John's Creek Walk	Johns Creek, GA	210	177,381	37,250	18,400	29,753
Total		**1,883**	**$ 227,889**	**$ 429,115**	**$ 324,058**	**$ 337,324**

(1) In May 2015, we acquired noncontrolling interests in six co-investment ventures with PGGM related to equity investments in the following six multifamily communities: The District Universal Boulevard (Orlando, FL), Veritas (Henderson, NV), The Cameron (Silver Spring, MD), Skye 2905 (Denver, CO), Grand Reserve (Dallas, TX), and Stone Gate (Marlborough, MA). Additionally we acquired a controlling interest the Jefferson Creekside debt investment (Allen, TX).

(2) In June 2015, we sold the development to a group led by the developer partner. The gross book value at time of sale is net of an impairment of $3.1 million recorded during Q2 2015.

© 2015 Monogram Residential Trust, Inc. 36

(dollars in thousands, except per unit amounts) (unaudited) 2015 2014 % Change 2015 2014 % Change Capital Expenditures - Same Store Recurring 398 $ 516 $ -22.9% 799 $ 857 $ -6.8% Non-Recurring 1,456 839 73.5% 2,611 1,668 56.5% Revenue Producing 406 76 434.2% 564 109 417.4% Total capital expenditures - Same Store 2,260 $ 1,431 $ 57.9% 3,974 $ 2,634 $ 50.9% Capital Expenditures per Unit - Same Store Recurring 49 $ 64 $ -23.4% 99 $ 106 $ -6.6% Non-Recurring 180 104 73.1% 323 206 56.8% Revenue Producing 51 9 466.7% 70 14 400.0% Total capital expenditures per unit - Same Store 280 $ 177 $ 58.2% 492 $ 326 $ 50.9% Capital Expenditures as a Percentage of Rental Revenue - Same Store Recurring 0.9% 1.2% 0.9% 1.0% Non-Recurring 3.2% 1.9% 2.9% 1.9% Revenue Producing 0.9% 0.2% 0.6% 0.1% Total capital expenditures as a percentage of rental revenue - Same Store 5.0% 3.3% 4.5% 3.1% Three Months Ended June 30, Capital Deployment Capital Expenditures - Same Store Six Months Ended June 30, © 2015 Monogram Residential Trust, Inc. 37

Capitalization
Debt Summary

(dollars in thousands) (unaudited)

As of June 30, 2015

	Total Consolidated Balance [1][2]	Weighted Average Time to Maturity	Weighted Average Contractual Interest Rate	Proportionate Share of Contractual Balance [3]	Percent of Total Debt
Company Level Debt					
Fixed Rate - Mortgages Payable	$ 301,292	3.7 years	2.67%	$ 299,460	29.3%
Variable Rate - Construction Notes Payable - Recourse Debt [4]	64,408	2.9 years	2.30%	64,408	6.3%
$150 Million Credit Facility	75,000	1.8 years	2.30%	75,000	7.3%
$200 Million Credit Facility	58,000	3.5 years	2.67%	58,000	5.7%
Total Company Level Debt	498,700	3.3 years	3.30%	496,868	48.6%
Co-Investment Venture Level Debt					
Fixed Rate - Mortgages Payable	537,872	2.7 years	3.62%	311,704	30.5%
Variable Rate - Mortgages Payable	11,787	1.8 years	2.54%	6,483	0.6%
Fixed Rate - Construction Notes Payable	68,469	2.2 years	4.13%	35,789	3.5%
Variable Rate - Construction Notes Payable	302,314	2.7 years	2.28%	171,706	16.8%
Total Co-Investment Venture Level Debt	920,442	2.7 years	3.20%	525,682	51.4%
Total Debt	$ 1,419,142	2.9 years	3.24%	$ 1,022,550	100.0%

Debt Maturities

As of June 30, 2015

Aggregate Debt Maturities by Year	Weighted Average Rate on Debt Maturities	Proportionate Share of Contractual Balance [3]
July through December 2015	3.62%	$ 3,653
2016	4.00%	105,048
2017	2.91%	246,599
2018	3.08%	342,829
2019	3.09%	229,687
Thereafter	3.69%	94,734
Total Debt Maturities	3.24%	$ 1,022,550

(1) The amounts listed below are the contractual amounts on each loan at 100% regardless of the Companys's ownership plus the unamortized adjustments from business combinations included in the GAAP amounts listed on the consolidated balance sheet.
(2) All of the Company's debt is secured debt.
(3) Excludes certain GAAP consolidated costs, primarily related to unamortized adjustments from business combinations. Our proportionate share includes 100% of the recourse guarantees discussed in (4) below regardless of our actual effective ownership percentage.
(4) The portion for which the Company has provided recourse guarantees. As of June 30, 2015, $103.9 million (19%) of the maximum loan commitment is guaranteed. Non-guaranteed portion is included in Co-Investment Venture level.

© 2015 Monogram Residential Trust, Inc. 38

Capitalization
Debt Summary

(dollars in thousands) (unaudited)

Consolidated Leverage Ratios

	Three Months Ended June 30,		Six Months Ended June 30,	
	2015	2014	2015	2014
Fixed Charge coverage ratio	2.78x	2.75x	2.78x	2.79x
Debt to EBITDA [1]	11.13x	9.89x	11.51x	9.82x
Net Debt to EBITDA [1]	10.63x	8.00x	11.00x	7.94x
Adjusted Financial Ratios - Excluding Development Activity				
Fixed Charge coverage ratio	3.73x	3.05x	3.62x	3.03x
Debt to EBITDA [1][2]	7.45x	8.62x	7.76x	8.60x
Net Debt to EBITDA [1][2]	6.97x	6.77x	7.25x	6.76x

(1) EBITDA is annualized for last quarter for the respective reporting periods.

	Three Months Ended June 30,		Six Months Ended June 30,	
	2015	2014	2015	2014
Fixed charges:				
Contractual interest expense	$ 11,338	$ 9,606	$ 21,934	$ 19,059
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	87	79	172	154
Fixed charges	11,425	9,685	22,106	19,213
Less: Development related fixed charges	(2,601)	(726)	(4,634)	(1,190)
Fixed charges, excluding development activity	$ 8,824	$ 8,960	$ 17,472	$ 18,023

Debt:	June 30, 2015	June 30, 2014
Mortgages, notes payable and credit facilities	$ 1,419,142	$ 1,057,624
Less: Mortgage premium - GAAP	(3,318)	(5,542)
Contractual debt	1,415,824	1,052,082
Less: Cash and cash equivalents	(63,583)	(200,925)
Net debt	1,352,241	851,157
Less: Development related debt	(435,191)	(111,888)
Net debt, excluding development activity	$ 917,050	$ 739,269

(2) Adjusted EBITDA, excluding development activity

	Three Months Ended June 30,		Six Months Ended June 30,	
	2015	2014	2015	2014
EBITDA (page 11)	$ 31,802	$ 26,600	$ 61,478	$ 53,574
Plus: NOI and Developments costs expensed (page 35), consolidated	1,089	683	1,744	1,102
Adjusted EBITDA, excluding development activity	$ 32,891	27,283	$ 63,222	54,676
Annualized EBITDA	$ 127,207	$ 106,401	$ 122,956	$ 107,149
Annualized EBITDA, excluding development activity	$ 131,564	$ 109,131	$ 126,444	$ 109,353

© 2015 Monogram Residential Trust, Inc. 39

Capitalization
Debt Detail by Multifamily Community

(dollars in thousands) (unaudited)

	As of June 30, 2015				
		Total Contractual Balance [1][2]	Maturity Date	Contractual Interest Rate [3]	Proportionate Share of Contractual Balance [4]
Company Level Debt					
Fixed Rate - Mortgages Payable					
Acappella	$	30,250	August-2018	3.86%	$ 30,250
Vara		57,000	December-2020	4.00%	57,000
The Cameron		64,249	July-2019	3.09%	64,249
The District Universal Boulevard		36,899	June-2018	4.54%	36,899
Grand Reserve		20,568	May-2019	3.41%	20,568
Skye 2905		56,100	June-2018	4.19%	56,100
Stone Gate		34,394	July-2018	4.24%	34,394
Total Fixed Rate - Mortgages Payable		299,460		2.67%	299,460
Variable Rate - Construction Notes Payable - Recourse Debt [4]					
4110 Fairmount		6,206	April-2017	Monthly Libor + 2.25%	6,206
Muse Museum District		4,005	February-2018	Monthly Libor + 1.95%	4,005
Everly		3,406	June-2018	Monthly Libor + 2.00%	3,406
Point 21		2,627	December-2017	Monthly Libor + 2.00%	2,627
Nouvelle		9,423	August-2018	Monthly Libor + 2.10%	9,423
SEVEN		4,131	August-2018	Monthly Libor + 2.15%	4,131
The Verge		4,840	October-2018	Monthly Libor + 1.95%	4,840
SoMa		5,939	October-2017	Monthly Libor + 2.10%	5,939
Zinc		18,890	October-2018	Monthly Libor + 2.25%	18,890
Cyan on Peachtree		4,941	February-2018	Monthly Libor + 1.90%	4,941
Total Variable Rate - Construction Notes Payable - Recourse Debt		64,408		2.30%	64,408
$150 Million Credit Facility [5]		75,000	April-2017	Monthly Libor + 2.16%	75,000
$200 Million Credit Facility		58,000	January-2019	Monthly Libor + 2.50%	58,000
Total Company Level Debt		**496,868**		**3.30%**	**496,868**
Co-Investment Venture Level Debt					
Fixed Rate - Mortgages Payable					
55 Hundred		41,434	January-2017	3.75%	22,975
Acacia on Santa Rosa Creek		29,000	March-2020	3.17%	15,950
Argenta		51,000	August-2016	3.19%	28,050
Bailey's Crossing		76,000	July-2017	2.82%	42,142
Briar Forest Lofts		20,393	September-2017	4.46%	11,216
Burrough's Mill		24,645	October-2016	5.29%	13,555
Eclipse		20,242	September-2017	4.46%	11,133
Fitzhugh Urban Flats		27,134	August-2017	4.35%	14,924
Forty 55 Lofts		25,500	October-2020	3.90%	14,025
The Gallery at NoHo Commons		51,300	November-2016	4.72%	28,215
The Lofts at Park Crest		32,040	January-2019	3.42%	17,622
San Sebastian		21,000	June-2020	3.31%	11,645
Satori		51,000	January-2019	3.54%	28,279
The Venue		10,500	January-2019	3.66%	5,775
Veritas		35,198	November-2019	2.77%	35,198
West Village		20,000	October-2019	2.48%	11,000
Total Fixed Rate - Mortgages Payable		536,386		3.62%	311,704

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 40

Capitalization
Debt Detail by Multifamily Community

(dollars in thousands) (unaudited)

	As of June 30, 2015			
	Total Contractual Balance [1] [2]	Maturity Date	Contractual Interest Rate [3]	Proportionate Share of Contractual Balance [4]
Variable Rate - Mortgages Payable				
The Lofts at Park Crest Retail	11,787	April-2017	Monthly Libor + 2.35%	6,483
Fixed Rate - Construction Notes Payable				
The Alexan	39,308	August-2018	4.00%	19,619
Arpeggio Victory Park	29,161	June-2016	4.31%	16,170
Total Fixed Rate - Construction Notes Payable	68,469		4.13%	35,789
Variable Rate - Construction Notes Payable				
4110 Fairmount	18,619	April-2017	Monthly Libor + 2.25%	10,324
Muse Museum District	22,695	February-2018	Monthly Libor + 1.95%	12,584
Everly	19,299	June-2018	Monthly Libor + 2.00%	10,701
Point 21	23,648	December-2017	Monthly Libor + 2.00%	13,113
Allusion West University	20,623	February-2016	Monthly Libor + 2.25%	11,436
Nouvelle [4]	28,268	August-2018	Monthly Libor + 2.10%	15,674
SEVEN	23,408	August-2018	Monthly Libor + 2.15%	12,980
The Verge	27,428	October-2018	Monthly Libor + 1.95%	19,282
SoMa	33,657	October-2017	Monthly Libor + 2.10%	18,663
Zinc	56,669	October-2018	Monthly Libor + 2.25%	31,423
Cyan on Peachtree	28,001	February-2018	Monthly Libor + 1.90%	15,526
Total Variable Rate - Construction Notes Payable	302,314		2.28%	171,706
Unamortized adjustments from business combinations [6]	3,318			2,649
Total Co-Investment Venture Level Debt	**922,274**		**3.20%**	**528,331**
Total Debt	**$ 1,419,142**		**3.24%**	**$ 1,025,199**

(1) The amounts listed below by multifamily community are the contractual amounts on each loan at 100% regardless of the Company's ownership and exclude any unamortized GAAP adjustments from business combinations.

(2) All of the Company's debt is secured debt.

(3) Total and sub-totals represent the weighted-average interest rates as of June 30, 2015. Monthly LIBOR as of June 30, 2015 is 0.19%.

(4) The portion for which the Company has provided recourse guarantees. Non-guaranteed portion is included in Co-Investment Venture level below.

(5) The $150 million credit facility is collateralized by the following multifamily communities: The Reserve at LaVista Walk and Uptown Post Oak.

(6) The unamortized adjustments from business combinations included in the GAAP amounts listed on the consolidated balance sheet. The proportionate amount presented above by multifamily community excludes the unamortized adjustment as presented on the Capitalization - Debt Summary page.

© 2015 Monogram Residential Trust, Inc. 41

(dollars in thousands) (unaudited) Maximum Commitment Available Capacity Balance Unfunded Commitments Remaining Commitments $150 Million Credit facility - 100% our share 150,000 $ 86,300 $ 75,000 $ 11,300 $ - $ $200 Million Credit facility - 100% our share 200,000 $ 200,000 $ 58,000 $ 142,000 $ - $ Construction notes payable - Proportionate Share 362,604 $ N/A 243,928 $ 118,676 $ - $ PGGM commitments (1) 300,000 $ N/A 257,291 $ 22,152 $ 20,557 $ Developer partner commitment 3,668 $ N/A 2,607 $ 1,061 $ - $ (1) PGGM's remaining commitment would apply to future investments. Capitalization Sources of Funds Available as of June 30, 2015 © 2015 Monogram Residential Trust, Inc. 42

(unaudited) Shares/Units Outstanding as of June 30, 2015 Coupon Par Value per Share Liquidation Preference per Share Preferred Securities: Series A Preferred Stock 10,000 7.0% 0.0001 $ 10.00 $ Common Stock and Common Stock Equivalents: Common stock (1) 166,516,021 Dilutive securities: Series A Preferred Stock - Restricted stock units 681,952 Total common stock and common stock equivalents 167,197,973 Equity Capitalization Preferred Stock, Common Stock and Common Stock Equivalents (1) The distribution for the second quarter of 2015 was $0.075 per share. © 2015 Monogram Residential Trust, Inc. 43

Net Asset Value
Road Map to Net Asset Value

(dollars in thousands) (unaudited)

		Three Months Ended June 30, 2015		Adjustments		As Adjusted
Income Statement Data (Proportionate Share)						
Property revenue - stabilized portfolio [1]	$	40,135	$	-	$	40,135
Less: Property operating expenses, excluding property management expenses [1]		(14,693)		-		(14,693)
Less: Assumed market rate property management fee @ 3% of revenue		(1,204)		-		(1,204)
Adjusted property Net Operating Income	$	24,238	$	-	$	24,238
Annualized adjusted property Net Operating Income	$	**96,952**	$	-	$	**96,952**
Third party property management revenue [2]	$	**663**	$	-	$	**663**
Third party asset management revenue [2]	$	**388**	$	-	$	**388**

		As of June 30, 2015		Adjustments		As Adjusted
Development Data (Proportionate Share)						
Development (excludes land held for future development presented below) - Total Economic Costs incurred [3]	$	499,612	$	-	$	499,612
Development - Total Potential Value Creation [4]	$	163,003	$	-	$	163,003
Balance Sheet Data - Other Assets (Proportionate Share)						
Cash and cash equivalents	$	54,106	$	-	$	54,106
Land Held for Future Development [5]		5,462		-		5,462
Master partnership promote due to the company [6]		5,114		-		5,114
Notes receivable [7]		86,056		-		86,056
Tax like-kind exchange escrow		123,700		-		123,700
Other tangible assets [8]		29,555		-		29,555
Total Other Assets	$	**303,993**	$	-	$	**303,993**
Balance Sheet Data - Liabilities (Proportionate Share)						
Mortgages and notes payable [9]	$	864,223	$	9,268	$	873,491
Credit facility payable		133,000		-		133,000
Convertible preferred stock [10]		-		100		100
Development promote and put options, net [11]		17,522		-		17,522
Other tangible liabilities [12]		78,098		-		78,098
Total Liabilities	$	**1,092,843**	$	**9,368**	$	**1,102,211**
Other Data						
Common stock outstanding						166,516,021
Convertible preferred stock [13]						-
Restricted stock units outstanding						681,952
Fully diluted shares outstanding						**167,197,973**

(See Notes to Road Map to Net Asset Value on next page)

© 2015 Monogram Residential Trust, Inc. 44

Net Asset Value
Road Map to Net Asset Value

(dollars in thousands) (unaudited)

Notes to Road Map to Net Asset Value on page 44:

(1) Property revenue and property operating expenses - stabilized portfolio includes:

	Rental Revenue	Property Operating Expenses
Same Store - Calendar Year per page 26	$ 31,940	$ 11,171
Stabilized Non-Comparable per page 27	8,195	3,522
	$ 40,135	$ 14,693

(2) Represents property and asset management revenue associated with third party joint venture assets per page 9.

(3) Development - Total Potential Value Creation is calculated as:

	Economic Costs Incurred as of 6/30/2015
Total Developments per page 34	$ 505,074
Less: Land held for future development per page 34	(5,462)
	$ 499,612

(4) Value creation is equal to projected future stabilized value less total Economic Costs. The projected future stabilized value is based on the projected annual NOI at stabilization, less capital reserves divided by the estimated current capitalization rate, increased by 10 bps for each year until stabilization. Total potential value creation represents the undiscounted total future value to be created at the stabilization date.

(5) Land Held for Future Development per page 34.

(6) Projected promote due to the company by PGGM based on estimated portfolio value.

(7) Notes receivable is our proportionate share of the contractual principal balance as well as the $34 million bridge note receivable discussed in footnote 2 as presented on page 17.

(8) Other tangible assets include:

Escrows and restricted cash	$ 7,250
Resident, tenant and other receivables	13,122
Prepaid assets and deposits	9,182
Interest rate caps	1
Total	$ 29,555

(9) Includes mark-to-market adjustment to mortgages and notes payable.

(10) Liquidation value of convertible preferred stock calculated as 10,000 shares at a liquidation value of $10.00 per share.

(11) Developer's put options. No amounts currently attributable to developer promotes.

(12) Other tangible liabilities include:

Construction costs payable	$ 42,384
Accounts payable and other liabilites	19,853
Distributions payable	12,489
Tenants security deposits	3,372
Total	$ 78,098

(13) Potential dilution associated with the conversion of the outstanding Series A Preferred Stock utilizing the treasury stock method and common stock market price as of June 30, 2015.

© 2015 Monogram Residential Trust, Inc. 45

Co-Investment Venture Partners
Information on Joint Ventures

(dollars in thousands) (unaudited) as of June 30, 2015

Joint Venture Partner	Number of Multifamily Communities [1]	Range of Noncontrolling Interest Ownership %	GAAP Non -redeemable Noncontrolling Interest Balance	GAAP Redeemable Noncontrolling Interest Balance [2]	Unfunded Commitments
Stichting Depositary PGGM Private Real Estate Fund ("PGGM")					
Stabilized operating portfolio - PGGM only	3	45.0%	$ 38,878	$ -	
Stabilized operating portfolio - includes other developer partners	7	0% to 45%	73,448	5,277	
Lease up operating portfolio - includes other developer partners	2	0% to 45%	18,214	4,853	
Development portfolio - PGGM only	1	45%	20,490	-	
Development portfolio - includes other developer partners	9	0% to 45%	174,792	18,690	
Total PGGM related joint ventures	**22**	**0% to 45%**	**325,822**	**28,820**	**$ 23,213**
Milky Way Partners, L.P. ("NPS")					
Stabilized operating portfolio	14	45%	139,921	-	-
Developer partners					
Stabilized operating portfolio with developer partner	2	0%	(181)	1,115	
Total developer partners	**2**	**0%**	**(181)**	**1,115**	**-**
Subsidiary preferred units			**2,121**	**-**	**-**
Total all joint venture partners	**38**		**$ 467,683**	**$ 29,935**	**$ 23,213**

(1) Certain multifamily communities include multiple joint venture partners that include PGGM and an additional developer partner. For purposes of the presentation in this table, the number of multifamily communities is included under PGGM and not under developer partners to avoid double counting of those multifamily communities.
(2) Includes developer partner put options of $28.0 million which have been recorded as of June 30, 2015 in the consolidated balance sheet.

© 2015 Monogram Residential Trust, Inc. 46

Capital Expenditures Community Classifications Debt Classifications Definitions and other Explanatory Information Recurring Amounts capitalized in accordance with GAAP that help preserve but generally not increase the value and functionality of the community, such as replacements for appliances, carpeting and floorings, HVAC equipment and individual unit turnover costs. Repairs and maintenance amounts are expensed as incurred. Revenue Producing Amounts capitalized in accordance with GAAP that are expected to directly increase rental rates, such as major renovations and rehabilitations of units and common areas, improvements to leasable areas, retail tenant improvements and leasing. Costs related to developments and entire community rehabilitations are not included in Revenue Producing. Construction A multifamily community is considered under development and construction once we have signed a general contractors agreement and vertical construction has begun and ends once lease up has started. Communities under construction are classified as construction in progress for GAAP presentation. Land Held for Future Development Land held with no current significant development activity but may include development in the future is considered land held for future development. Non-Recurring Amounts capitalized in accordance with GAAP related to property upgrades and building improvements, such as remodeling, investments in longer-lived assets and infrequent or unscheduled expenditures that are not considered Revenue Producing such as roofs, lobby renovations and parking lots. Lease up A multifamily community is considered in lease up when the community has begun leasing. A temporary certificate of occupancy may be obtained as units are completed in phases, and accordingly, lease up may occur prior to final completion of the building. Lease up communities are generally classified in construction in progress for GAAP presentation prior to substantial completion and are generally classified in land, buildings and improvements once substantially complete. Operating A multifamily community is considered operating when substantially constructed and capable of generating all significant revenue sources. At such time, the community is classified as land, buildings and improvements for GAAP presentation. Pre-development A multifamily community is considered in pre-development during finalization of budgets, permits and plans and ends once a general contractor agreement has been signed and vertical construction has begun. Same Store Our Same Store - Calendar Year multifamily communities are defined as those that are stabilized and comparable for both the current and the prior calendar reporting year. Coastal Markets We consider the following markets to be coastal: Boston, Houston, Los Angeles, North Florida, Philadelphia, San Diego, San Francisco, South Florida and Washington D.C. Quarterly Stabilized Same Store Our Quarterly Stabilized Same Store multifamily communities are defined as those that are stabilized and comparable for both the current quarter and the prior year quarter. Stabilized We consider a property to be Stabilized generally once achieving 90% occupancy. Stabilized communities that are not Same Store are described as stabilized non-comparable communities. Co-Investment Venture Level Debt Co-Investment Venture level debt is defined as debt that is an obligation of the joint venture and is not an obligation or contingency for us but does allow us to increase our access to capital. Company Level Debt Company level debt is defined as debt that is a direct or indirect obligation of the Company or its wholly owned subsidiaries. Recourse Debt The portion for which the Company has provided recourse guarantees. The non-guaranteed portion is separately presented, usually as Co-Investment Venture Level. Normal “bad boy” provisions, e.g. bankruptcy, environmental, are not included as Recourse Debt. © 2015Monogram Residential Trust, Inc. 47

Definitions and other Explanatory Information Financial Ratios Operating Margin NOI divided by total revenue. Joint Venture Partners Fixed Charge Income/loss from continuing operations, before gain on sale of real estate, adjusted for depreciation, amortization, federal and state income taxes, early extinguishment of debt, acquisition expenses, fair value adjustments, non cash and non-recurring (e.g., transition expenses). May be calculated on a consolidated basis or based on our proportionate share. Monthly Rental Revenue Per Unit Monthly rental revenue per unit is calculated based on the leases in effect as of the indicated date, including in-place base rents for the occupied units and the current market rate for vacant units, including the effects of any rental concessions and affordable housing payments and subsidies, plus other charges for storage, parking, pets, trash or other recurring resident charges. EBITDA Earnings before interest, taxes, depreciation, amortization, transition expenses and other related non-recurring items. Deduction for interest expense only includes stated interest expense. Fees and other charges are included as an expense in EBITDA. Amortization expense adjustments include amortization of deferred finance fees and all purchase accounting intangibles. Exit Capitalization Rate Related to dispositions of a community, calculated by dividing the trailing 12 month NOI by the effective gross sales price. Fee Income Our revenue collected from joint ventures related to property management, asset management and dispositions. Developer partners Developer partners include national or regional real estate developer/owners. Generally, the developer partners have initial capital requirements until certain milestones are achieved, at which point their initial capital contributions are returned to them. The developer partners have a back-end interest generally only attributable to distributions related to a property sale or financings. The developer partners also have put options, one year after completion of the development where we (and in most cases PGGM) would be required to acquire their back-end interest at a set price as well as options to trigger a mark-to-market process after the seventh year after completion and a buy/sell after the tenth year. The amount of the put options range from $0.8 million to $6.4 million. Subsidiary preferred units Subsidiary preferred units issued in order for PGGM and NPS investments to qualify as a REIT. Units are callable at our option, paying an annual distribution of 12.5% on the face amount of $500 per unit. Stichting Depositary PGGM Private Real Estate Fund ("PGGM") PGGM is a $203 billion Dutch foundation acting in its capacity as title holder of and for the account of PGGM Private Real Estate Funds and its affiliates, a real estate investment vehicle for Dutch pension funds. Ten year (through 2023) - $300 million commitment including operating and development properties. We and, under certain circumstances, PGGM have buy/sell rights, which if exercised by us, may require us to acquire PGGM's respective ownership interest or if exercised by PGGM, may require us to sell our respective ownership interest. Milky Way Partners, L.P. ("NPS") NPS, the primary partner of which is Korea Exchange Bank, as Trustee for and on behalf of National Pension Service (acting for and on behalf of the National Pension Fund of the Republic of Korea Government, a $429 billion fund). We and, under certain circumstances, NPS have buy/sell rights, which if exercised by us, may require us to acquire NPS's respective ownership interest or if exercised by NPS, may require us to sell our respective ownership interest. Excluding Development Activity As developments prior to stabilization are not yet producing expected operating results but may have outstanding debt and related interest and other finance charges, we also present certain ratios without the related NOI deficit, development debt, interest and other finance charges. Economic Costs Represents costs for all on-site development and construction costs recognized for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items. Effective Ownership Effective ownership represents our participation in the distributable operating cash and may change over time as certain milestones related to budgets, plans and completion are achieved. This effective ownership is indicative of, but may differ from, percentages for distributions, contributions or financing requirements. Debt (or Net Debt) to EBITDA Total contractual debt divided by annualized EBITDA based on respective reporting period. Contractual debt excludes certain GAAP adjustments, primarily purchased discounts and premiums. Net debt presentations deduct cash and cash equivalents from the total debt amounts. © 2015Monogram Residential Trust, Inc. 48

Definitions and other Explanatory Information

Non-GAAP Measurements

We use the following non-GAAP measurements to present different components of our performance. We believe this information is also useful to our investors in comparing our results to other real estate companies and trusts because they provide characteristics of our performance that reflect reality that real estate generally appreciates over time, which is not reflective in most depreciation methods, and focuses on operating results widely used by real estate investors. These non-GAAP measurements should not be considered as alternatives to net income (loss) presented in accordance with GAAP but as a supplemental performance measurement. Because these measurements may exclude certain cash flows or expenses, we caution that these measurements may not be representative of our current or future liquidity as presented in accordance with GAAP. There can be no assurance that our methods for computing these non-GAAP measurements is comparable with that of other real estate companies and trusts in all respects. A reconciliation for each non-GAAP measurement to the most applicable GAAP measurement is provided on pages 8 and 18.

Funds from Operations ("FFO") FFO is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as currently defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be net income (loss), computed in accordance with GAAP excluding gains (or losses) from sales of property (including deemed sales (if any) and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, impairment write-downs of depreciable real estate or of investments in unconsolidated real estate partnerships, joint ventures and subsidiaries (if any) that are driven by measurable decreases in the fair value of depreciable real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests. May be calculated on a consolidated basis or based on our Proportionate Share.

Core FFO Core FFO is calculated starting from FFO adjusted for loss on early extinguishment of debt, acquisition expenses, contingent purchase price adjustments, gain or loss on derivative fair value adjustments and non-recurring expenses, such as transition expenses. May be calculated on a consolidated basis or based on our Proportionate Share.

Adjusted Core FFO ("AFFO") Adjusted Core FFO is calculated starting from Core FFO adjusted for Recurring Capital Expenditures, Straight-line rents and stock compensation expense. May be calculated on a consolidated basis or based on our Proportionate Share.

Net Operating Income ("NOI") Net Operating Income is calculated as total rental revenue less direct property operating expenses including real estate taxes. NOI does not include property management revenues, interest income, property management expenses, depreciation, interest and other finance expense, corporate general and administrative expenses, overhead allocations and other non-onsite operations. We provide NOI on a consolidated and proportional basis. The reconciliation of income (loss) from continuing operations to NOI is provided on page 18. The reconciliation of net income (loss) attributable to common stockholders to proportionate share of NOI is provided below for all periods presented:

	QTD 2Q 2015	QTD 2Q 2014	YTD 2Q 2015	YTD 2Q 2014
Net income (loss) attributable to common stockholders	$ 49,196	$ (6,778)	$ 48,363	$ 649
Adjustments to reconcile Net income (loss) attributable to common stockholders to Proportionate Share of Net Operating Income:				
Add: real estate depreciation and amortization (page 8)	17,557	14,706	33,486	29,149
Less: gain on sale of real estate (page 8)	(48,602)	-	(48,602)	(8,965)
Less: total fee income (page 9 - QTD; page 10 - YTD)	(5,546)	(490)	(6,699)	(490)
Less: total other adjustments (page 9 - QTD; page 10 - YTD)	9,764	13,772	18,325	22,292
Less: net of straight-line rents, start up expenses, etc. (1)	3,919	2,586	6,495	4,716
Proportionate Share of Net Operating Income (page 27 - QTD; page 29 YTD)	$ 26,288	$23,796	$51,368	$47,351

(1) Also includes the effect of presenting the NOI related the entities acquired in the PGGM acquisition of noncontrolling interests at 100% ownership for all reporting periods presented.

Net Operating Income - FFO Defined Net Operating Income - FFO Defined represents NOI adjusted for certain FFO adjustments such as straight-line rents, start-up costs, etc.

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Definitions and other Explanatory Information Ownership Presentations Ownership Presentations, continued Percent Complete To provide one measure of development status, calculated as Economic Costs incurred divided by total Economic Costs. PGGM Stichting Depositary PGGM Private Real Estate Fund ("PGGM"), a $203 billion Dutch foundation. Year Built The date the community is substantially completed or renovated and ready for its intended use. Projected NOI Yield at Stabilization Projected NOI from the date the community is first stabilized for the following 12 months divided by the projected Economic Costs. Occupancy Physical occupancy is defined as the residential units occupied for multifamily communities divided by the total number of residential units. All occupancy is presented on a consolidated basis. Consolidated Presentation in accordance with GAAP, where ownership interests that generally provide us the ability to control the operation are presented at 100% of the assets, liabilities and operations. Amounts related to Noncontrolling Interests are aggregated and adjusted in summary. In Proportionate Share presentations, the Noncontrolling Interest amounts are eliminated and replaced with our share. Noncontrolling Interest The amounts attributable in a consolidation presentation to minority equity interests or owners without a controlling interest. In a proportionate presentation, these amounts are eliminated. GAAP recognizes two types of noncontrolling interests. Non-redeemable Noncontrolling Interest represents ownership interest that are not redeemable by the equity holders and are presented as part of permanent equity. Redeemable Noncontrolling Interest represents temporary equity not within our control, where the equity holder has the right to require their interest to be redeemed in cash. Our primary Redeemable Noncontrolling Interest is the put options exercisable by developer partners. Redeemable Noncontrolling Interests are presented in our consolidated balance sheet outside of permanent equity between debt and equity. Proportionate Share A non-GAAP presentation of financial amounts at our effective cash share based on our participation in distributable operating cash. The amounts include our share of Unconsolidated Joint Ventures and excludes Noncontrolling Interest in consolidated joint ventures. Proportionate share presentations may be useful in analyzing our financial information by providing revenues, expenses, assets and liabilities attributable only to our shareholders. Unconsolidated Joint Venture In accordance with GAAP, investments in joint venture that are presented on the equity method of accounting, reporting net assets as a single net investment and operations as a single equity in earnings. In Proportionate Share presentations, the investment and the equity in earnings are eliminated and replaced with our share. Straight-line rents In accordance with GAAP, rental revenues are recorded evenly over the contractual period, irrespective of the timing of cash collections. The difference between the amount actually collected for a period and the straight-line amount is referred to as the Straight-line rent adjustment. This adjustment amount is reversed in presenting AFFO. Transition expenses Transition expenses include expenses related to our transition to self-management, primarily including legal, financial advisors, consultants, costs of the Company’s special committee of the board of directors, comprised of all of the Company’s independent directors (the “Special Committee”), general transition services (primarily related to staffing, name change, notices, transition-related insurance, information technology and facilities), expenses related to a listing on a national securities exchange and payments to our former advisor in connection with the transition to self-management. In accordance with GAAP, transition expenses not related to assets with a recoverable value are expensed as the service is performed. Unfunded Commitments Amounts under a contractual commitment that have not been funded. Unfunded Commitments do not include amounts related to fundings that are contingent on future events that are within our control. Remaining commitments do not include amounts that are contingent on future events. © 2015Monogram Residential Trust, Inc. 50